d

                                                                EXHIBIT 10.15


                                   LEASE AGREEMENT


-----------------------------------------------------------------------------

                                       LANDLORD

                               MARCO PLAZA ENTERPRISES,
                           a California general partnership

                                        TENANT

                              RUBIO'S RESTAURANTS, INC.
                                a Delaware corporation

                                  TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY OF BASIC LEASE INFORMATION . . . . . . . . . . . . . . . . .        1

ARTICLE 1 -- DEFINITIONS . . . . . . . . . . . . . . . . . . . . . .        1
  1.1     Additional Rent. . . . . . . . . . . . . . . . . . . . . .        1
  1.2     Base Annual Rent . . . . . . . . . . . . . . . . . . . . .        1
  1.3     Base Monthly Rent. . . . . . . . . . . . . . . . . . . . .        1
  1.4     Basic Terms. . . . . . . . . . . . . . . . . . . . . . . .        1
  1.5     Business Days. . . . . . . . . . . . . . . . . . . . . . .        1
  1.6     Commencement of Construction . . . . . . . . . . . . . . .        1
  1.7     Common Area. . . . . . . . . . . . . . . . . . . . . . . .        1
  1.8     Common Area Maintenance Charges. . . . . . . . . . . . . .        1
  1.9     CPI. . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
  1.10    Declarations . . . . . . . . . . . . . . . . . . . . . . .        1
  111     Excess Operating Costs Rent. . . . . . . . . . . . . . . .        2
  1.12    Hazardous Materials. . . . . . . . . . . . . . . . . . . .        2
  1.13    Hazardous Materials Laws . . . . . . . . . . . . . . . . .        2
  1.14    Insurance Charges. . . . . . . . . . . . . . . . . . . . .        2
  1.15    Landlord's Indemnitees . . . . . . . . . . . . . . . . . .        2
  1.16    Lease Term . . . . . . . . . . . . . . . . . . . . . . . .        2
  1.17    Lease Year . . . . . . . . . . . . . . . . . . . . . . . .        2
  1.18    Operating Costs. . . . . . . . . . . . . . . . . . . . . .        2
  1.19    Premises . . . . . . . . . . . . . . . . . . . . . . . . .        2
  1.20    Profit . . . . . . . . . . . . . . . . . . . . . . . . . .        2
  1.21    Project. . . . . . . . . . . . . . . . . . . . . . . . . .        2
  1.22    Property Taxes . . . . . . . . . . . . . . . . . . . . . .        2
  1.23    Rentable . . . . . . . . . . . . . . . . . . . . . . . . .        2
  1.24    Rent . . . . . . . . . . . . . . . . . . . . . . . . . . .        3
  1.25    Rules and Regulations. . . . . . . . . . . . . . . . . . .        3
  1.26    Site Amenities . . . . . . . . . . . . . . . . . . . . . .        3
  1.27    Site Plan. . . . . . . . . . . . . . . . . . . . . . . . .        3
  1.28    Target Commencement Date . . . . . . . . . . . . . . . . .        3
  1.29    Tenant Improvements. . . . . . . . . . . . . . . . . . . .        3
  1.30    Tenant's Indemnitees . . . . . . . . . . . . . . . . . . .        3
  1.31    Tenant's Proportional Share. . . . . . . . . . . . . . . .        3
  1.32    Usable . . . . . . . . . . . . . . . . . . . . . . . . . .        3
  1.33    Work Letter. . . . . . . . . . . . . . . . . . . . . . . .        3

ARTICLE 2 -- PREMISES. . . . . . . . . . . . . . . . . . . . . . . .        3
  2.1     Lease. . . . . . . . . . . . . . . . . . . . . . . . . . .        3
          2.1.1 Premises . . . . . . . . . . . . . . . . . . . . . .        3
          2.1.2 Site Plan. . . . . . . . . . . . . . . . . . . . . .        4
  2.2     Lease of the Premises. . . . . . . . . . . . . . . . . . .        4
  2.3     Suitability of Premises. . . . . . . . . . . . . . . . . .        4
  2.4     Landlord's Work in the Premises and Project. . . . . . . .        4
  2.5     Expansion Right. . . . . . . . . . . . . . . . . . . . . .        4

ARTICLE 3 -- LEASE TERM. . . . . . . . . . . . . . . . . . . . . . .        5
  3.1     Lease Term . . . . . . . . . . . . . . . . . . . . . . . .        5
  3.2     Commencement Date. . . . . . . . . . . . . . . . . . . . .        5
  3.3     Delay in Commencement; Acceptance Letter . . . . . . . . .        5
          3.3.1 Acceptance Letter. . . . . . . . . . . . . . . . . .        5
          3.3.2 LIQUIDATED DAMAGES . . . . . . . . . . . . . . . . .        5

                                 I-(i)

                                 TABLE OF CONTENTS
                                    (CONTINUED)

                                                                           PAGE
                                                                           ----
  3.4     Early Occupancy. . . . . . . . . . . . . . . . . . . . . .        6
  3.3     Option(s) to Extend Term . . . . . . . . . . . . . . . . .        6
          3.5.1  Extension Notice. . . . . . . . . . . . . . . . . .        6
          3.5.2  Base Monthly Rent During Extension. . . . . . . . .        6

ARTICLE 4 -- RENTAL AND OTHER PAYMENTS . . . . . . . . . . . . . . .        7
  4.1     Base Monthly Rent. . . . . . . . . . . . . . . . . . . . .        7
  4.2     Interest on Past Due Obligations . . . . . . . . . . . . .        8
  4.3     Late Charges . . . . . . . . . . . . . . . . . . . . . . .        8
  4.4     Security Deposit . . . . . . . . . . . . . . . . . . . . .        8
          4.4.1  Deposit of Funds. . . . . . . . . . . . . . . . . .        8
          4.4.2  Transfer of Security Deposit. . . . . . . . . . . .        8
          4.4.3  Return of Security Deposit. . . . . . . . . . . . .        8

ARTICLE 5 -- OTHER CHARGES PAYABLE BY TENANT . . . . . . . . . . . .        8
  5.1     Rent . . . . . . . . . . . . . . . . . . . . . . . . . . .        8
  5.2     Common Area Maintenance Charges. . . . . . . . . . . . . .        8
          5.2.1  Tenant to Bear Proportional Share of Common
                 Area Maintenance Charges. . . . . . . . . . . . . .        9
          5.2.2  Landlord's Common Area Maintenance Charges. . . . .        9
          5.2.3  Exclusions from Common Area Maintenance
                 Charges . . . . . . . . . . . . . . . . . . . . . .        9
          5.2.4  Repairs Due to Misuse . . . . . . . . . . . . . . .        9
  5.3     Payment of Excess Operating Costs Rent. . . .  . . . . . .        9
          5.3.1  Previous Charges. . . . . . . . . . . . . . . . . .       10
          5.3.2  Year-End Adjustments. . . . . . . . . . . . . . . .       10
          5.3.3  Audit . . . . . . . . . . . . . . . . . . . . . . .       10
  5.4     Personal Property Taxes. . . . . . . . . . . . . . . . . .       10

ARTICLE 6 -- USE OF PREMISES . . . . . . . . . . . . . . . . . . . .       11
  6.1     Permitted Uses . . . . . . . . . . . . . . . . . . . . . .       11
  6.2     Manner of Use. . . . . . . . . . . . . . . . . . . . . . .       11
          6.2.1  Interference with Use/Nuisance. . . . . . . . . . .       11
          6.2.2  Violation of Law/Insurance Provisions . . . . . . .       11
          6.2.3  Permits . . . . . . . . . . . . . . . . . . . . . .       11
  6.3     Rules and Regulations. . . . . . . . . . . . . . . . . . .       11
  6.4     Landlord's Access. . . . . . . . . . . . . . . . . . . . .       12
  6.5     Quiet Possession . . . . . . . . . . . . . . . . . . . . .       12

ARTICLE 7 -- HAZARDOUS MATERIALS . . . . . . . . . . . . . . . . . .       12
  7.1     Prohibition. . . . . . . . . . . . . . . . . . . . . . . .       13
          7.1.1  Use . . . . . . . . . . . . . . . . . . . . . . . .       13
          7.1.2  Normal Usage. . . . . . . . . . . . . . . . . . . .       13
                 7.1.2.1  Tenant's Normal Usage. . . . . . . . . . .       13
                 7.1.2.2  Landlord's Normal Usage. . . . . . . . . .       13
          7.1.3  Existing Conditions . . . . . . . . . . . . . . . .       13
  7.2     Disclosure and Warning Obligations . . . . . . . . . . . .       13
  7.3     Notice of Actions. . . . . . . . . . . . . . . . . . . . .       13

                                 I-(ii)

                                 TABLE OF CONTENTS
                                    (CONTINUED)

                                                                           PAGE
                                                                           ----
  7.4     Hazardous Materials Indemnity. . . . . . . . . . . . . . .       14
          7.4.1  Tenant. . . . . . . . . . . . . . . . . . . . . . .       14
          7.4.2  Landlord. . . . . . . . . . . . . . . . . . . . . .       14
  7.5     Assignment and Subletting. . . . . . . . . . . . . . . . .       14
  7.6     Environmental Tests and Audits . . . . . . . . . . . . . .       15
  7.7     Lease "As Is". . . . . . . . . . . . . . . . . . . . . . .       15
  7.8     Survival . . . . . . . . . . . . . . . . . . . . . . . . .       15

ARTICLE 8 -- UTILITIES . . . . . . . . . . . . . . . . . . . . . . .       15
  8.1     Payment and Arrangement. . . . . . . . . . . . . . . . . .       15
  8.2     Interruption of Services and Utilities . . . . . . . . . .       15
  8.3     Operating Hours. . . . . . . . . . . . . . . . . . . . . .       15
  8.4     Security System. . . . . . . . . . . . . . . . . . . . . .       15

ARTICLE 9 -- PARKING AND CONTROL OF COMMON AREAS . . . . . . . . . .       16
  9.1     Control of Common Areas by Landlord. . . . . . . . . . . .       16
  9.2     License. . . . . . . . . . . . . . . . . . . . . . . . . .       16

ARTICLE 10 -- ALTERATIONS, IMPROVEMENTS AND SIGNAGE. . . . . . . . .       16
  10.1    Changes/Alterations. . . . . . . . . . . . . . . . . . . .       16
  10.2    Manner of Construction . . . . . . . . . . . . . . . . . .       16
          10.2.1 Conditions to Consent . . . . . . . . . . . . . . .       16
          10.2.2 Cost. . . . . . . . . . . . . . . . . . . . . . . .       16
          10.2.3 Good and Workmanlike Manner . . . . . . . . . . . .       17
  10.3    Construction Insurance . . . . . . . . . . . . . . . . . .       17
  10.4    Liens. . . . . . . . . . . . . . . . . . . . . . . . . . .       17
  10.5    Signage. . . . . . . . . . . . . . . . . . . . . . . . . .       17

ARTICLE 11 -- INSURANCE AND INDEMNITY. . . . . . . . . . . . . . . .       17
  11.1    Insurance to be Obtained by Landlord . . . . . . . . . . .       17
          11.1.1   Fire and Casualty Insurance . . . . . . . . . . .       18
          11.1.2  Liability Insurance. . . . . . . . . . . . . . . .       18
  11.2    Insurance to be Obtained by Tenant . . . . . . . . . . . .       18
          11.2.1  Liability Insurance. . . . . . . . . . . . . . . .       18
          11.2.2  Insurance of Personal Property . . . . . . . . . .       18
          11.2.3  Additional Insurance Obligations . . . . . . . . .       18
  11.3    Waiver of Subrogation. . . . . . . . . . . . . . . . . . .       18
  11.4    Form of Policies . . . . . . . . . . . . . . . . . . . . .       18
  11.5    Indemnification. . . . . . . . . . . . . . . . . . . . . .       19
          11.5.1  Indemnification of Landlord. . . . . . . . . . . .       19
          11.5.2  Landlord's Nonliability. . . . . . . . . . . . . .       19
          11.5.3  Indemnification of Tenant. . . . . . . . . . . . .       20

ARTICLE 12 -- ASSIGNMENT AND SUBLETTING. . . . . . . . . . . . . . .       20
  12.1    Landlord's Consent Required. . . . . . . . . . . . . . . .       20
          12.1.1  Transfer . . . . . . . . . . . . . . . . . . . . .       20
          12.1.2  Procedure  . . . . . . . . . . . . . . . . . . . .       20
          12.1.3  Permitted Transfers. . . . . . . . . . . . . . . .       20
          12.1.4  Public Offerings . . . . . . . . . . . . . . . . .       20
  12.2    Recapture Right. . . . . . . . . . . . . . . . . . . . . .       20
  12.3    Transfer Without Consent . . . . . . . . . . . . . . . . .       21
  12.4    No Release of Tenant . . . . . . . . . . . . . . . . . . .       21

                                 I-(iii)

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                                 TABLE OF CONTENTS
                                    (CONTINUED)

                                                                           PAGE
                                                                           ----
  12.5    Effect of a Transfer . . . . . . . . . . . . . . . . . . .       21
  12.6    Event of Bankruptcy. . . . . . . . . . . . . . . . . . . .       21
  12.7    No Merger. . . . . . . . . . . . . . . . . . . . . . . . .       21
  12.8    Assignment Fees and Procedures . . . . . . . . . . . . . .       21

ARTICLE 13 -- DAMAGE OR DESTRUCTION. . . . . . . . . . . . . . . . .       22
  13.1    Repair of Damage by Landlord . . . . . . . . . . . . . . .       22
  13.2    Rent Abatement Due to Casualty . . . . . . . . . . . . . .       22
  13.3    Landlord's Option to Repair. . . . . . . . . . . . . . . .       22
  13.4    Damage Near End of Term. . . . . . . . . . . . . . . . . .       23
  13.5    Waiver of Statutory Provisions . . . . . . . . . . . . . .       23

ARTICLE 14 -- CONDEMNATION . . . . . . . . . . . . . . . . . . . . .       23
  14.1    Total Condemnation . . . . . . . . . . . . . . . . . . . .       23
  14.2    Partial Condemnation . . . . . . . . . . . . . . . . . . .       23
  14.3    Condemnation of Parking Area . . . . . . . . . . . . . . .       23
  14.4    Distribution of Condemnation Award . . . . . . . . . . . .       23
  14.5    Waiver . . . . . . . . . . . . . . . . . . . . . . . . . .       23

ARTICLE 15 -- DEFAULTS; REMEDIES . . . . . . . . . . . . . . . . . .       24
  15.1    Covenants and Conditions . . . . . . . . . . . . . . . . .       24
  15.2    Defaults by Tenant . . . . . . . . . . . . . . . . . . . .       24
  15.3    Remedies . . . . . . . . . . . . . . . . . . . . . . . . .       25
  15.4    The Right to Relet the Premises. . . . . . . . . . . . . .       25
  15.5    Waiver of Rights of Redemption . . . . . . . . . . . . . .       26
  15.6    Cumulative Remedies. . . . . . . . . . . . . . . . . . . .       26
  15.7    Additional Remedies Upon Default . . . . . . . . . . . . .       26
          15.7.1  Assumption of Rejection of Lease . . . . . . . . .       26
          15.7.2  Assignment . . . . . . . . . . . . . . . . . . . .       26
          15.7.3  Other Matters. . . . . . . . . . . . . . . . . . .       26
  15.8    Default by Landlord  . . . . . . . . . . . . . . . . . . .       26
  15.9    Landlord's Cure. . . . . . . . . . . . . . . . . . . . . .       27

ARTICLE 16 -- PROTECTION OF CREDITORS. . . . . . . . . . . . . . . .       27
  16.1    Subordination. . . . . . . . . . . . . . . . . . . . . . .       27
  16.2    Attornment . . . . . . . . . . . . . . . . . . . . . . . .       27
  16.3    Signing of Documents . . . . . . . . . . . . . . . . . . .       27
  16.4    Estoppel Certificates. . . . . . . . . . . . . . . . . . .       28
          16.4.1  Request. . . . . . . . . . . . . . . . . . . . . .       28
          16.4.2  Failure to Respond . . . . . . . . . . . . . . . .       28
  16.5    Tenant's Financial Condition . . . . . . . . . . . . . . .       28
  16.6    Mortgagee Protection Clause. . . . . . . . . . . . . . . .       28

ARTICLE 17 -- TERMINATION OF LEASE . . . . . . . . . . . . . . . . .       28
  17.1    Condition Upon Termination . . . . . . . . . . . . . . . .       28
  17.2    Non-Removal by Tenant. . . . . . . . . . . . . . . . . . .       29
  17.3    Abandoned Property . . . . . . . . . . . . . . . . . . . .       29
  17.4    Landlord's Actions on Premises . . . . . . . . . . . . . .       29
  17.5    Holding Over . . . . . . . . . . . . . . . . . . . . . . .       29

                                 I-(iv)

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                                 TABLE OF CONTENTS
                                    (CONTINUED)

                                                                           PAGE
                                                                           ----
ARTICLE 18  MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . .       29
  18.1    Successors; No Third Party Beneficiaries . . . . . . . . .       29
  18.2    Severability . . . . . . . . . . . . . . . . . . . . . . .       29
  18.3    Interpretation . . . . . . . . . . . . . . . . . . . . . .       30
  18.4    Other Tenancies. . . . . . . . . . . . . . . . . . . . . .       30
  18.5    Entire Agreement . . . . . . . . . . . . . . . . . . . . .       30
  18.6    Landlord's Liability . . . . . . . . . . . . . . . . . . .       30
  18.7    Notices. . . . . . . . . . . . . . . . . . . . . . . . . .       31
  18.8    Waivers. . . . . . . . . . . . . . . . . . . . . . . . . .       31
  18.9    No Recordation . . . . . . . . . . . . . . . . . . . . . .       31
  18.10   Choice of Law. . . . . . . . . . . . . . . . . . . . . . .       31
  18.11   Corporate Authority; Partnership Authority . . . . . . . .       31
  18.12   No Partnership . . . . . . . . . . . . . . . . . . . . . .       31
  18.13   Joint and Several Liability. . . . . . . . . . . . . . . .       31
  18.14   Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . .       31
  18.15   Lender Modification. . . . . . . . . . . . . . . . . . . .       32
  18.16   Brokers. . . . . . . . . . . . . . . . . . . . . . . . . .       32
  18.17   Force Majeure. . . . . . . . . . . . . . . . . . . . . . .       32
  18.18   Tenant Obligations Survive Termination . . . . . . . . . .       32
  18.19   Grant of Security Interest . . . . . . . . . . . . . . . .       32
  18.20   Tenant's Waiver. . . . . . . . . . . . . . . . . . . . . .       33
  18.21   Submission of Lease. . . . . . . . . . . . . . . . . . . .       33

                                      EXHIBITS

Exhibit "A". . . . . . . . . . . . . . . . . . . . . . . . . . . . .Site Plan
Exhibit "B". . . . . . . . . . . . . . . . . . . . . . .Rules and Regulations
Exhibit "C". . . . . . . . . . . . . . . . . . . . . . .Work Letter Agreement
Exhibit "D". . . . . . . . . . . . . . . . . . . . . . . . . . . .Definitions
Exhibit "E". . . . . . . . . . . . . . . . . . . . . Tenant Acceptance Letter

                                 I-(5)

                            LEASE AGREEMENT

                   SUMMARY OF BASIC LEASE INFORMATION

1.    Lease Date:                       October 27, 1997

2.    Landlord:                         Marco Plaza Enterprises, a California
                                        general partnership.

3.    Address of Landlord:              c/o Newport National Corporation
                                        5050 Avenida Encinas, Suite 350
                                        Carlsbad, California  92008
                                        Attn: Mr. Jeffry Bruseau

4.    Tenant:                           Rubio's Restaurants, Inc., a Delaware
                                        corporation

5.    Address of Tenant:                5151 Shoreham Place, Suite 260
                                        San Diego, CA  92122
                                        Attn:  Mr. Ted Frumken

6.    Premises (Section 2.1 of Lease):  Improved office space on the third floor.

                                        Project Rentable Area: Approximately
                                        102,000 square feet

                                        Building Rentable Area: Approximately
                                        51,000 square feet.

                                        Premises Rentable Area: Approximately
                                        16,425 square feet.

                                        Premises:  Usable Area: Approximately
                                        14,408 square feet.

7.    Project:                          Cornerstone Corporate Centre.

      Building:                         Building "C."

8.    Lease Term (Article 3 of Lease):  Lease Term: Seven (7) years.
                                        Estimated Commencement Date:
                                        September  1, 1998
                                        Estimated Expiration Date:
                                        August 31, 2005
                                        Options to Extend: One (1) for three (3) years and two (2) for five (5) years each.

9.    Rent (Article 4 of Lease):        Base Monthly Rent:  $1.74 per Rentable
                                        square foot of the Premises per month,
                                        which shall be discounted for the first
                                        one and one half months or the First
                                        Lease Year and which shall increase each
                                        Lease Year, as follows:

                                                               Base Monthly Rent
                                                           (Per Rentable Sq. Ft.)
                                         Lease Year            of Premises)
                                         ----------         ---------------------
                                    1 (months one and one
                                     half of month two)              $0

                                   1 (second half of month
                                     two and months three
                                       through 12)                    $1.74

                                            2                          $1.79

                                            3                          $1.84

                                        II-(i)

                                                               Base Monthly Rent
                                                           (Per Rentable Sq. Ft.)
                                         Lease Year            of Premises)
                                         ----------         ---------------------
                                            4                          $1.89

                                            5                          $1.94

                                            6                          $1.99

                                            7                          $2.04

                                        Initial Base Monthly Rent:  $28,580
                                        (assumes Premises = 16,425 square feet).

                                        Initial Base Annual Rent:  $342,954
                                        (assumes Premises = 16,425 square feet).

                                        Base Monthly Rent During Extensions: At the commencement of the first Extension
                                        Term, Base Monthly Rent shall be
                                        increased to equal the sum of Base
                                        Monthly Rent in effect immediately
                                        preceding the first Extension Term plus
                                        $0.06 per Rentable square foot of the
                                        Premises.  At the commencement of each
                                        Lease Year following the first Lease
                                        Year of the first Extension Term, Base
                                        Monthly Rent During Extension shall be
                                        increased to equal the sum of the Base
                                        Monthly Rent During Extension for the
                                        immediately preceding Lease Year plus
                                        $0.06 per Rentable square foot of the
                                        Premises.  At the commencement of each
                                        of the second and third Extension Term,
                                        Base Monthly Rent shall be increased to
                                        equal the sum of Base Monthly Rent in
                                        effect immediately preceding the
                                        applicable Extension Term plus $0.08 per Rentable square foot of the Premises.
                                        At the commencement of each Lease Year
                                        following the first Lease Year of each
                                        such Extension Term, Base Monthly Rent
                                        During Extension shall be increased to
                                        equal the sum of the Base Monthly Rent
                                        During Extension for the immediately
                                        preceding Lease Year plus $0.08 per
                                        Rentable square foot of the Premises.

                                        First month's Base Monthly Rent due upon commencement of construction of the
                                        Premises:  $28,580.

                                        Late Charge:  Seven percent (7%) of the
                                        overdue amount.

                                        Lease Interest Rate:  Twelve percent
                                        (12%).

10.    Operating Costs Allowance        Operating Costs during 1998 operating
                                        expense base year calculated
       (Article 5 of Lease):            based on a deemed ninety-five Percent
                                        (95%) occupancy and full assessment of
                                        real estate taxes.

11.    (Article 5 of Lease):            General office in conformance with the
                                        Declarations, and all laws, ordinances
                                        and regulations. Tenant agrees to
                                        operate in accordance with similar
                                        operations in similar Class "A"
                                        buildings in Southern California.

12.    Security Deposit
       (Article 4 of Lease):            $28,580.

                                 II-(ii)

13.    Brokers (Section 18.16 of
       Lease):                          Landlord's Broker:  Business Real Estate
                                        Brokerage Company.  Tenant's Broker:  CB
                                        Commercial Real Estate Group, Inc.

       Lease Guarantors:                None.

14.    Tenant Improvements:             Up to $28.60 per Usuable square foot of
                                        the Premises (but in no event less than
                                        $412,000).

16.    Tenant Contingency Allowance:    Up to $2.00 per Usable square foot of
                                        the Premises.

17.    The following exhibits are attached hereto and incorporated into this
       Lease:

       Exhibit "A" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Site Plan

       Exhibit "B" . . . . . . . . . . . . . . . . . . . . . . .Rules and Regulations

       Exhibit "C" . . . . . . . . . . . . . . . . . . . . . . . . . . . .Work Letter

       Exhibit "D" . . . . . . . . . . . . . . . . . . . . . . . . . . . .Definitions

       Exhibit "E" . . . . . . . . . . . . . . . . . . . . . . . . .Acceptance Letter

     The foregoing Summary of Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to the Summary of Basic Lease Information shall mean the information set forth above and shall be construed to incorporate all of the terms provided under the particular lease paragraph pertaining to such information. In the event of a conflict between the Summary of Basic Lease Information and the Lease, the terms of the Lease shall prevail.

                     LANDLORD:

                     MARCO PLAZA ENTERPRISES, a California general partnership

                     By:     /s/ illegible   10-27-97
                          ---------------------------------------------------
                     Name:
                            -------------------------------------------------
                     Title:  Partner
                            -------------------------------------------------


                     TENANT:

                     RUBIO'S RESTAURANTS, INC., a Delaware corporation

                     By:     /s/ Rafael R. Rubio  10-24-97
                          ---------------------------------------------------
                     Name:   Rafael R. Rubio
                            -------------------------------------------------
                     Title:  Chairman
                            -------------------------------------------------


                                   II-(iii)

                                  LEASE AGREEMENT

     This Lease Agreement, which includes the Basic Terms (as hereinafter defined) ("Lease"), is made as of the date shown in the Basic Terms, by and between the Landlord shown in the Basic Terms and the Tenant shown in the Basic Terms.

                              ARTICLE 1 -- DEFINITIONS

     In addition to the defined terms set forth in the Basic Terms or elsewhere in this Lease, unless the context otherwise requires, the following terms shall have the meanings set forth below.

     1.1 ADDITIONAL RENT. "Additional Rent" refers collectively to Excess Operating Costs Rent and any other charges due and payable by Tenant under this Lease other than Base Monthly Rent.

     1.2  BASE ANNUAL RENT.  "Base Annual Rent" shall mean the sum of the twelve
(12) Base Monthly Rent amounts due in any Lease Year.

     1.3  BASE MONTHLY RENT.  "Base Monthly Rent" means the rental specified in
Article 4 of this Lease.

     1.4 BASIC TERMS. "Basic Terms" means the Summary of Basic Lease Information set forth at the beginning hereof.

     1.5 BUSINESS DAYS. "Business Days" means any day on which business is conducted by federal savings bank in San Diego County, California.

     1.6 COMMENCEMENT OF CONSTRUCTION. "Commencement of Construction" means the date on which Landlord's Contractor (as defined in the Work Letter) commences the foundation for the Building.

     1.7 COMMON AREA. "Common Area" means all areas, space, equipment and special services in the Building and in the Project which are from time-to-time provided by Landlord for the common or joint use and benefit of the occupants of the Project and Building, their employees, agents, servants, customers and other invitees, including without limitation, parking areas, access roads, driveways, retaining walls, landscaped areas, truck service-ways, stairs, ramps, sidewalks, pools, patios, hardscapes, electrical rooms, mailrooms, common area restrooms and locker rooms and hallways.

     1.8 COMMON AREA MAINTENANCE CHARGES. "Common Area Maintenance Charges" means the costs and expenses described in Section 5.2.2 of this Lease.

     1.9 CPI. "CPI" shall mean the Consumer Price Index published by the United States Bureau of Labor Statistics, Los Angeles-Anaheim-Riverside, All Urban Consumers (1982 - 84 = 100), or a successor or similar statistic selected by Landlord in the event the present index is no longer published.

     1.10 DECLARATION. "Declarations" means any Declaration or Declarations of Covenants, Conditions and Restrictions which have been or may be recorded against the Building or all or a portion of the Project, including, but not limited to, (i) that certain Declaration of Covenants, Conditions, and Restrictions, Carlsbad Airport Centre, dated September 4, 1986, recorded September 12, 1986, in the San Diego County Recorder's Office, Document No. 86-401456, as amended by a First Amendment dated January 15, 1987, recorded January 28, 1987, as Document No. 87-048040, and (ii) that certain Mutual Easement Agreement between Carlsbad Airport Centre and Opus Southwest Corporation dated January 27, 1987, recorded in the San Diego County Recorder's Office on January 28, 1987, as Document No. 87-048043.

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

     1.11 EXCESS OPERATING COSTS RENT. "Excess Operating Costs Rent" means Tenant's Proportional Share of the amount by which the Operating Costs for each calendar year exceeds the Operating Costs Allowance (as set forth in the Basic Terms).

     1.12 HAZARDOUS MATERIALS. The term "Hazardous Material(s)" shall mean any toxic or hazardous substance, material or waste or any pollutant or containment or infectious or radioactive material which are, or in the future become, regulated under applicable local, state or federal law for the protection of health or the environment, or which are classified as hazardous or toxic substances, materials or wastes, pollutants or contaminants, as defined, listed or regulated by any federal, state or local law, regulation or order or by common law decision, including, without limitation, (i) trichloroethylene, tetrachloroethylene, perchloroethylene and other chlorinated solvents, (ii) any petroleum products or fractions thereof, (iii) asbestos, (iv) polychlorinated biphenyls, (v) flammable explosives, (vi) urea formaldehyde and
(vii) radioactive materials and waste.

     1.13 HAZARDOUS MATERIALS LAWS. The term "Hazardous Materials Law(s)" shall mean any federal, state or local laws, ordinances, codes, statutes, regulations, administrative rules, policies and orders, and other authority, existing now or in the future, which classify, regulate, list or define hazardous substances, materials, wastes contaminants, pollutants and/or the Hazardous Materials.

     1.14 INSURANCE CHARGES. "Insurance Charges" shall mean any and all premiums and other costs for insurance policies insuring the Premises, Building, Project and Common Area, required by this Lease and paid by Landlord.

     1.15 LANDLORD'S INDEMNITEES. "Landlord's Indemnitees" shall refer collectively to Landlord's agents, partners, members, managers, shareholders, officers, directors, employees, successors and/or assigns.

     1.16 LEASE TERM. "Lease Term" means the entire period commencing with the Commencement Date and continuing for the period specified in Item 8 of the Basic Terms, plus any extensions, renewals or holding over periods.

     1.17 LEASE YEAR. "Lease Year" or "lease year" shall mean a consecutive twelve (12) month period during the Lease Term commencing on the Commencement Date; provided that the Lease Year may be adjusted by Landlord to commence on the first day of a calendar month after the Commencement Date.

     1.18 OPERATING COSTS. "Operating Costs" means all of the Common Area Maintenance Charges, Property Taxes, and Insurance Charges.

     1.19 PREMISES. "Premises" means the space described in Section 2.1 and delineated on the Site Plan.

     1.20 PROFIT. "Profit" shall mean rent and all other amounts paid or payable by a transferee to Tenant pursuant to a Transfer (as defined in Article 12 herein) which is in excess of the scheduled Base Monthly Rent and all other Rent due hereunder.

     1.21 PROJECT. "Project" means the project at the address set forth in the Basic Terms, and more particularly described in the Site Plan, together with all fixtures, equipment and personal property owned by Landlord, now or hereafter situated or located therein or thereupon and used in connection with the operation and maintenance thereof.

     1.22 PROPERTY TAXES. "Property Taxes" means: (i) general real property and improvements taxes, any form of assessment, special assessment or reassessment, any fee, licensee fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or other tax imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agriculture, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Project; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Project or against Landlord's business of leasing the Project; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Project by any governmental agency; (iv) any tax imposed upon this transaction or

                                     2

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

based upon a reassessment of the Project due to a change in ownership, new conservation or transfer of all or part of Landlord's interest in the Project (except that (a) no such increase during the first two (2) years of the Lease Term shall be includable, (b) increases for two (2) such reassessments during the next eight (8) years of the Lease Term, and (c) one time each five (5) year option term may be includable); and (v) any charge or fee replacing any tax previously included within the definition of Property Taxes. "Property Taxes" does not, however, include Landlord's Federal or State income, franchise, inheritance or estate taxes.

     1.23 RENTABLE. "Rentable" area or "Rentable" square feet shall mean the square footage determined according to the definitions set forth on Exhibit "D" attached hereto.

     1.24 RENT. "Rent" and/or "rent" shall mean the Base Monthly Rent, Additional Rent and any other amounts Tenant is required to pay under this Lease.

     1.25 RULES AND REGULATIONS. "Rules and Regulations" mean the rules and regulations set forth in Exhibit "B" attached to this Lease.

     1.26 SITE AMENITIES. "Site Amenities" shall mean the sand volleyball court, barbeque area, lap pool, spa/jacuzzi, lunch patio, jogging trail, and one-half court for basketball (over portions of the Project parking lot) to be constructed by Landlord at its sole cost in a location selected by Landlord in the Common Area, for the non-exclusive use of Tenant and other occupants of the Project, in accordance with this Lease.

     1.27 SITE PLAN.  "Site Plan" refers to the Site Plan attached as Exhibit
"A."

     1.28 TARGET COMMENCEMENT DATE. "Estimated Commencement Date" means October 1, 1998.

     1.29 TENANT IMPROVEMENTS. "Tenant Improvements" shall refer to the Tenant Improvements as defined in the Work Letter attached hereto as Exhibit "C."

     1.30 TENANT'S INDEMNITEES. "Tenant's Indemnitees" shall refer collectively to Tenant's agent, partners, members, managers, shareholders, officers, directors, employees, successors and/or assigns.

     1.31 TENANT'S PROPORTIONAL SHARE. "Tenant's Proportional Share" shall mean all of Tenant's Building Proportional Share and Tenant's Project Proportional Share. Tenant's Building Proportional Share shall be calculated from time to time as determined by Landlord and shall be the percentage obtained by dividing the Rentable square footage of the Premises by the total Rentable square footage of the Building. Tenant's Project Proportional Share shall be calculated from time to time as determined by Landlord and shall be the percentage obtained by dividing the Rentable square footage of the Premises by the total Rentable square footage of the Project as then constructed. Tenant's Building Proportional Share and Tenant's Project Proportional Share shall initially be calculated using the numbers set forth in Item 6 of the Basic Terms.

     1.32 USABLE. "Usable" square feet shall mean the square footage determined according to the definitions set forth on Exhibit "D."

     1.33 WORK LETTER. "Work Letter" means the Work Letter which is attached to this Lease as Exhibit "C."

                               ARTICLE 2 -- PREMISES

     2.1 LEASE. Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises.

          2.1.1 PREMISES. The Premises will be approximately 16,425 Rentable square feet on the third floor of the Building. The Building will be, in turn, located in and constitute a portion of the Project. Landlord reserves the right to reasonably change the shape, size, location, number and extent of the improvements shown on

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                                                              1185557.05-10/1.97
the Site Plan and reasonably eliminate or add any improvements to any portion of the Project, provided there is no material adverse impact on access to the Premises and such change is in a manner consistent with Class A office buildings in Carlsbad, California. Upon Substantial Completion (as defined in the Work Letter), the Rentable Area of the Premises shall be determined in accordance with the Work Letter and Exhibit "D." In the event that Landlord determines that the Rentable Area of any of the Premises, Building or the Project differ from the amount set forth in the Basic Terms, all amounts, percentages and figures appearing or referred to in this Lease, including, without limitation, Tenant's Proportional Share, based upon such amount shall be revised accordingly and such revised figures shall be deemed to be the Rentable Area of the Premises, Building or Project, respectively. In such case, the Base Monthly Rent and any other payments due hereunder which are based on a Rentable square footage basis shall be increased or decreased accordingly.

          2.1.2 SITE PLAN. The purpose of the Site Plan is to show the approximate location of the Premises. Notwithstanding any other provision contained in this Lease, Landlord reserves the right at any time to vary and adjust the size of the various buildings (other than the Building), the location of any other tenant automobile parking areas, the Site Amenities (except in accordance with this Lease), and other common areas as shown on said Site Plan, provided, however, that (i) said parking area (including landscaped common areas) shall at all times provide for not less than the minimum parking required by the local jurisdiction in which the Project is located; and (ii) such change is in a manner consistent with Class A office buildings in Carlsbad, California.

     2.2 LEASE OF THE PREMISES. Tenant acknowledges that this Lease is subordinate and subject to the Declarations, all liens, encumbrances, deeds of trust, reservations, restrictions and other matters affecting the Project or the Premises and any law, regulation, rule, order or ordinance of any governmental entity applicable to the Project or the Premises or the use or occupancy thereof, in effect on the execution of this Lease or thereafter promulgated. Landlord grants Tenant during the Lease Term the concurrent right to use the Common Area and the Site Amenities on a nonexclusive basis and subject to the provisions of this Lease. Easements for light and air are not included in the leasing of these Premises to Tenant. Landlord further reserves the exclusive right of access to the roof, except for any rights of access specifically granted to Tenant under the terms of this Lease or any rights of access approved by Landlord, in its sole discretion, in writing.

     2.3 SUITABILITY OF PREMISES. Tenant acknowledges that, except as expressly set forth herein, Landlord has made no representation or warranty regarding the condition of the Premises or the Project or the suitability of such Premises or the Project for the operation or conduct of Tenant's business thereon or for any other purpose. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Project were acceptable to Tenant and in satisfactory condition to conduct business at such time.

     2.4 LANDLORD'S WORK IN THE PREMISES AND PROJECT. The Premises shall be completed as set forth in the Work Letter. Except as specifically set forth in this Lease and the Work Letter, Landlord shall not provide or pay for any interior improvement work or services related to the improvement of the Premises or the construction of the Project. Tenant specifically acknowledges that Landlord is under no obligation to construct all or any portion of the Project except as set forth in this Lease, and Tenant will have no claim against Landlord should Landlord decide for any reason or no reason to not build any improvements or the Project except as set forth herein.

     2.5 EXPANSION RIGHT. Commencing with the Lease Date and continuing until the Lease Term expires or is earlier terminated, Tenant, shall have the right to lease all or any portion of the available space on the first and second floors of the Building on the same terms and conditions that Landlord has received in a bona fide offer for such a lease ("Subordinate Right of Refusal"); provided, however, that such right to lease is subordinate and secondary to all rights of expansion, rights of first refusal, rights of first offer and other similar rights which Landlord has granted to Triteal Corporation, a Delaware corporation ("Superior Leaseholder") in connection with its lease of a portion of the Project. The rights granted to the Superior Leaseholder in this regard are personal and, upon expiration or termination of such rights, the Subordinate Right of Refusal shall no longer be subordinate to any other such rights to lease space in the Building. Promptly after Landlord's receipt of a written offer to lease all or any portion of the first or second floors of the Building and rejection of such offer by the Superior Leaseholder, Landlord shall deliver to Tenant a copy of such offer. If Tenant elects to exercise its Subordinate Right of Refusal, Tenant must deliver written notice to Landlord within five (5) business days after receipt of a copy of such offer to Landlord. In order to elect to exercise Tenant's Subordinate Right of Refusal, Tenant must deliver written notice of

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

Tenant's election to Landlord within five (5) business days after receipt of a copy of the offer from Landlord and stating in such notice that Tenant is unconditionally committed to enter into a lease on the same terms and conditions as contained in the offer. If Tenant fails to timely exercise its Subordinate Right of Refusal or fails to timely notify Landlord within such five (5) business day period, then Tenant shall be deemed to have declined to exercise its right and Landlord shall be free to enter into a lease of the portion of the Building specified in the offer. Notwithstanding any other provision of this Lease, Tenant's Subordinate Right of Refusal is personal to Rubio's Restaurants, Inc., a California corporation, and may not be assigned or otherwise transferred to any other person or entity whether by assignment of this Lease or otherwise except in conjunction with a Transfer to an Affiliate. If a Transfer to an Affiliate is made, any and all such Affiliates (or other Affiliates pursuant to future Transfers) shall also be prohibited from assigning the Subordinate Right of Refusal to any other person or entity except in conjunction with a Transfer to another Affiliate.

                              ARTICLE 3 -- LEASE TERM

     3.1 LEASE TERM. Subject to the parties' respective rights of earlier termination as provided in this Lease, the term of this Lease ("Lease Term") shall be for the period of time specified in the Basic Terms, but shall be extended to include any fraction of a calendar month between the commencement of the Lease Term and the first day of the first full calendar month thereafter. Notwithstanding the Lease Term, this Lease is a binding contract between Landlord and Tenant from and after the date of full execution and delivery hereof by both parties, enforceable in accordance with its terms.

     3.2 COMMENCEMENT DATE. The commencement date of the Lease Term ("Commencement Date") shall be the earlier of the date of the Substantial Completion of the Premises or the date Tenant occupies the Premises in accordance with the Work Letter.

     3.3 DELAY IN COMMENCEMENT; ACCEPTANCE LETTER. Landlord will use its diligent, good faith efforts to Substantial Completion of the Premises by the Estimated Commencement Date (as such date may be extended due to a Tenant Delay [as defined in the Work Letter]) or as set forth anywhere in this Lease or the Work Letter. If Landlord cannot Substantially Complete the Premises by the Estimated Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom except as specifically set forth in Section 3.3.2 below.

          3.3.1 ACCEPTANCE LETTER. Upon Substantial Completion of the Premises, Tenant shall, within five (5) days of request therefor by Landlord, execute an acceptance letter ("Acceptance Letter") in substantially the form of the Acceptance Letter attached hereto as Exhibit "E"; provided, however, that the failure of Tenant to execute such Acceptance Letter shall not affect any obligation of Tenant hereunder or Landlord's determination of the Commencement Date. If the Tenant fails to execute and deliver such Acceptance Letter in the form proposed by Landlord, then Landlord and any prospective purchaser or encumbrancer may conclusively presume and rely upon the following facts: (i) that the Premises were in an acceptable condition and were delivered in compliance with all requirements of the Work Letter and (ii) the Commencement Date is the date specified in the Acceptance Letter proposed by Landlord.

          3.3.2 LIQUIDATED DAMAGES. IF LANDLORD DOES NOT SUBSTANTIALLY COMPLETE THE PREMISES BY THE ESTIMATED COMMENCEMENT DATE, THEN TENANT, AS ITS SOLE AND EXCLUSIVE REMEDY, WILL BE ENTITLED TO RECEIVE LIQUIDATED DAMAGES IN AN AMOUNT EQUAL TO TENANT'S PROXIMATE DAMAGES CAUSED BY SUCH FAILURE BUT NOT TO EXCEED ONE THOUSAND FIVE HUNDRED DOLLARS ($1,500.00) FOR EACH DAY OF DELAY BETWEEN THE ESTIMATED COMMENCEMENT DATE AND THE DATE LANDLORD SUBSTANTIALLY COMPLETES THE PREMISES. IN THE EVENT OF SUCH A DELAY, TENANT WILL BE DAMAGED AND WILL BE ENTITLED TO COMPENSATION FOR THOSE DAMAGES. SUCH DAMAGES WILL, HOWEVER, BE EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN BECAUSE THE PROOF OF THE AMOUNT OF SUCH DAMAGES WILL BE BASED ON OPINIONS OF SUCH DAMAGES, WHICH CAN VARY IN SIGNIFICANT AMOUNTS, AND IT IS IMPOSSIBLE TO PREDICT AS OF THE DATE ON WHICH THIS LEASE IS MADE THE AMOUNT OF SUCH DAMAGES. LANDLORD DESIRES TO LIMIT THE

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

AMOUNT OF DAMAGES FOR WHICH LANDLORD MIGHT BE LIABLE SHOULD LANDLORD FAIL TO SUBSTANTIALLY COMPLETE THE PREMISES AS AFORESAID. LANDLORD AND TENANT WISH TO AVOID THE COST AND LENGTHY DELAYS WHICH WOULD RESULT IF TENANT FILED A LAWSUIT TO COLLECT ITS DAMAGES FOR SUCH FAILURE TO TIMELY DELIVER.
THEREFORE, IF LANDLORD FAILS TO TIMELY SUBSTANTIALLY COMPLETE THE PREMISES AS DESCRIBED ABOVE. THE FOREGOING AMOUNT OF LIQUIDATED DAMAGES SHALL BE DEEMED TO CONSTITUTE A REASONABLE ESTIMATE OF TENANT'S DAMAGES UNDER THE PROVISIONS OF SECTION 1671 OF THE CALIFORNIA CIVIL CODE, AND TENANT'S SOLE AND EXCLUSIVE REMEDY 1N THE EVENT OF A DELAY IN THE SUBSTANTIAL COMPLETION OF THE PREMISES. IN CONSIDERATION OF THE PAYMENT OF SUCH LIQUIDATED DAMAGES, TENANT WILL BE DEEMED TO HAVE WAIVED ALL OTHER CLAIMS FOR DAMAGES OR RELIEF AT LAW OR IN EQUITY INCLUDING ANY RIGHTS TENANT MAY HAVE PURSUANT TO SECTION 1680 OR
SECTION 3389 OF THE CALIFORNIA CIVIL CODE. LANDLORD SHALL PAY SUCH LIQUIDATED DAMAGES TO TENANT WITHIN TEN (10) DAYS AFTER LANDLORD SUBSTANTIALLY COMPLETES THE PREMISES IN ACCORDANCE WITH THE WORK LETTER.

     3.4 EARLY OCCUPANCY. Tenant shall be permitted to enter the Premises thirty (30) days prior to the anticipated Commencement Date solely for the purpose of preparing the Premises for the conduct of business thereon and not for the purposes of conducting business thereon, Tenant's entry and/or occupancy of the Premises shall be subject to all of the provisions of this Lease and the Work Letter with the exception of the payment of Base Monthly Rent and Additional Rent, which obligations shall commence as of the Commencement Date. If requested by Landlord, Tenant shall execute a hold harmless agreement in a form prepared by Landlord. Early occupancy of the Premises shall not advance the expiration date of this Lease. Landlord shall not charge Tenant for the use of elevators for move-in or electrical consumption during such early occupancy period.

     3.5 OPTION(S) TO EXTEND TERM. Tenant shall have the option(s) to extend ("Extension Option") the Term as set forth in the Basic Terms (as exercised, in an "Extension Term"), on the following terms and conditions:

          3.5.1 EXTENSION NOTICE. Tenant's option to extend the Term shall be subject to satisfaction of each of the following conditions precedent, which are solely for the benefit of Landlord:

               3.5.1.1 Each Extension Option shall be exercised by written notice ("Extension Notice") delivered by Tenant to Landlord not sooner than two hundred seventy (270) days and not later than two hundred ten (210) days prior to the then scheduled end of the Term ("Extension Deadline"); and

               3.5.1.2 This Lease shall be in effect and Tenant shall not be in default hereunder both on the day of the Extension Notice and on the last day of the Term.

          3.5.2 BASE MONTHLY RENT DURING EXTENSION. In the event the Term is extended following exercise by Tenant of an Extension Option, then all of the terms, covenants and conditions of the Lease shall remain in full force and effect, except that Base Monthly Rent to be applicable during the Extension Term shall be adjusted to the Base Monthly Rent During Extension as described in Item 9 of the Basic Terms.

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                       ARTICLE 4 -- RENTAL AND OTHER PAYMENTS

     4.1 BASE MONTHLY RENT. From and after the Commencement Date, Tenant shall pay to Landlord, in advance, on the first day of each and every calendar month during the Lease Term, The Base Monthly Rent; provided, however, that the Base Monthly Rent for thc first month of the Lease Term shall be paid upon commencement of the construction of the Premises. The Base Monthly Rent for any fraction of a month at the beginning of the Lease Term will be prorated.
Payment of the Base Monthly Rent, Additional Rent and all other charges deemed to be Rent under this Lease shall be without prior notice, deduction, offset or demand, shall be in lawful money of the United States of America and shall be made at the address set forth for Landlord in the Basic Terms or at such other place as Landlord may direct. Base Monthly Rent payable for any period of less than one (1) month shall be prorated based upon a thirty (30) day month. Tenant shall pay to Landlord as prepaid Base Monthly Rent, immediately upon execution of this Lease (in addition to the security deposit required), the amount specified in the Basic Terms, which sum shall be applied to the first calendar month of the Lease Term for which payment of Base Monthly Rent is due; provided, however, that the Option Consideration shall be credited against Tenant's obligation to deliver such prepaid Base Monthly Rent.

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     4.2  INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to
Landlord which is not paid when due shall bear interest from the date which is five (5) days after the due date at the Lease Interest Rate but if such Lease Interest Rate exceeds the maximum interest rate permitted by law, such Lease Interest Rate shall be reduced to the highest rate allowed by law under the circumstances. Interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease and the parties agree that such amounts are a reasonable estimate of the costs Landlord will incur as a result of its loss of the use of its money due to such late payment by Tenant.

     4.3 LATE CHARGES. Tenant's failure to pay any Rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any mortgage or trust deed encumbering the Premises. Therefore, if Landlord does not receive any Rent payment within five
(5) days after it becomes due, Tenant shall pay Landlord a late charge in the amount specified in the Basic Terms. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment. Acceptance of such late charge by Landlord shall, in no event, constitute a waiver of Tenant's default with respect to such overdue amount. The late charge shall be deemed Rent and the rights to require it shall be in addition to all of Landlord's rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     4.4  SECURITY DEPOSIT.

          4.4.1 DEPOSIT OF FUNDS. Concurrently with the execution of this Lease, Tenant shall deposit with Landlord a cash security deposit ("Security Deposit") in the amount set forth in the Basic Terms. Landlord may, but shall not be obligated to, apply all or part of the Security Deposit to any unpaid Rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a default under this Lease. Interest shall accrue on the Security Deposit in Tenant's favor at a rate equal to the then average rate given by San Diego, California banks for three-month certificates of deposit, and shall become part of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

          4.4.2 TRANSFER OF SECURITY DEPOSIT. Landlord may deliver the funds deposited hereunder by Tenant to a purchaser of Landlord's interest in the Premises, in the event that such interest be sold; and thereupon Landlord shall be discharged from any further liability with respect to such Security Deposit and Additional Security.

          4.4.3 RETURN OF SECURITY DEPOSIT. Notwithstanding the foregoing provisions of this Section 4.4, Landlord shall return the Security Deposit to Tenant within ten (10) business days following the twenty-four (24) month of the Lease Term, subject to the following conditions precedent: (i) Tenant shall not have been late more than two (2) times in making Rent payment during such twenty-fourth (24) month; and (ii) Tenant shall not have been in default under this Lease at any time during such thirty (30) month period. Unless such conditions precedent are satisfied (or waived by Landlord, in Landlord's sole and absolute discretion), then Landlord shall retain the Security Deposit, and Tenant shall continue to be bound by its Security Deposit restoration obligations set forth in Section 4.4.1 above.

               ARTICLE 5 -- OTHER CHARGES PAYABLE BY TENANT

     5.1 RENT. All Rent under this Lease shall, unless this Lease expressly provides otherwise, be paid with the next installment of Base Monthly Rent falling due.

     5.2 COMMON AREA MAINTENANCE CHARGES. Landlord shall operate, maintain, manage and repair the Budding, Project and Common Area in a neat, orderly condition, in a manner consistent with Class A projects in Carlsbad, California.

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          5.2.1     TENANT TO BEAR PROPORTIONAL SHARE OF COMMON AREA MAINTENANCE
CHARGES. Tenant agrees to pay to Landlord, as part of Excess Operating Costs Rent, Tenant's Proportional Share of the Common Area Maintenance Charges and certain charges for the Site Amenities as set forth below which are allocable to the Lease Term.

          5.2.2 LANDLORD COMMON AREA MAINTENANCE CHARGES. For the purpose of this Lease, the term "Common Area Maintenance Charges" means the total cost and expense incurred by Landlord in operating, maintaining, managing and repairing the Building, Project, the Common Area, and the Site Amenities, including, without limitation, all costs and expenses for the following: servicing, maintenance, replacement and repair of heating/ventilation and air-conditioning systems (amortized over an appropriate industry standard useful life); gardening and landscaping; maintenance and repair of roof; pest extermination services; janitorial services for the Premises; utilities, water and sewer charges (other than with respect to utilities separately metered and paid directly by Tenant); maintenance of parking areas; fees, charges and other costs (including, without limitation, consulting, accounting and legal fees, but excluding legal and accounting fees directly attributable to other terms) reasonably necessary to manage the Building and the Project, including, but not limited to, a fee to Landlord for management of the Project; costs of compliance with any and all governmental laws, ordinances, and regulations applicable to the Building or Project which were not imposed as of the Commencement Date; installation, maintenance and replacement of signs identifying the Building and Project (other than Tenant's signs whose maintenance is paid for by Tenant); charges under any Declarations; Property Taxes for the Building and Project; Insurance Charges for the Building and Project; all personal property taxes levied on or attributable to personal property used in connection with the Common Area; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Building Common Area; fees for required licenses and permits (except as set forth in Work Letter); repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security (if any), and similar items; reasonable and customary operating reserves; and the amortized costs (as reasonably determined by Landlord over an appropriate industry standard useful life) to repair, maintain or install capital improvements. Project Operating Expenses would include the operating expenses for the Site Amenities. Landlord may cause any or all of such services to be provided by an independent contractor.

          5.2.3 EXCLUSIONS FROM COMMON AREA MAINTENANCE CHARGES. Notwithstanding anything in this Lease to the contrary, the term "Common Area Maintenance Charges" (and hence Operating Costs) shall in no event include any of the following: (i) any ground lease rental; (ii) costs incurred by Landlord for the repair of damage to the Building or the Common Area, to the extent that Landlord is reimbursed by insurance proceeds; (iii) advertising and promotional expenditures for the Building or the Common Area, and marketing costs, including, without limitation, leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters of intent, leases, subleases and/or assignments with present or prospective tenants or other occupants in the Building; (iv) electric power costs for which any tenant directly contracts at the local public service company or for which any tenant is separately metered or submetered and pays Landlord directly; or (v) the cost of any utility services obtained and paid for by Tenant; (vi) Landlord's income tax on general corporate overhead, or costs associated with the operation of the business of the ownership or entity which constitutes Landlord as distinguished from the costs of maintaining, repairing or replacing the Common Areas; (vii) costs for items and services for which Tenant reimburses Landlord, or third parties reimburse Landlord; (viii) costs incurred due to violation by Landlord or its representatives of the terms and conditions of the Lease, (ix) any costs, fees, dues, contributions or similar expenses for political or charitable organizations; or (x) any bad debt loss, rent loss or reserves for bad debt or rent loss.

          5.2.4 REPAIRS DUE TO MISUSE. Notwithstanding any provision of this Lease to the contrary, Tenant shall be responsible for all of Landlord's reasonable costs and expenses due to repairs to the Premises, Site Amenities or Project which are made necessary by any misuse or neglect by (a) Tenant or any of its agents, employees, contractors, or subtenants or (b) any visitors, patrons, guests or invitees of Tenant while in or upon the Premises. If Landlord holds a warranty from a manufacturer or a contractor relating to any such damages, Landlord will use commercially reasonable efforts to enforce such warranty and, to the extent Landlord is successful in recovering on such warranty, Tenant will not be charged.

     5.3 PAYMENT OF EXCESS OPERATING COSTS RENT. The parties acknowledge that Tenant is leasing the Premises on a modified gross (net of utilities) basis.
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monthly installments on the first day of each month during the Lease Term
(prorated for any fractional month). Landlord shall provide to Tenant a written notice of Landlord's budget showing a reasonable estimate of the Excess Operating Costs Rent, approximately thirty (30) days prior to the commencement of each calendar year or portion thereof after the expiration of the first Lease Year (which amount may be re-estimated by Landlord during the calendar year not more than two (2) times, unless an extraordinary event occurs) and an estimate of Tenant's share thereof for the ensuing year or portion thereof. Tenant shall pay to Landlord, monthly in advance, one-twelfth (1/12th) of the estimate of Excess Operating Costs Rent (or, if less than a full calendar year has been estimated, then the monthly pro rata share).

          5.3.1 PREVIOUS CHARGES. If, for any reason, Landlord is unable to provide to Tenant the estimate of the Excess Operating Costs Rent at least thirty (30) days prior to the commencement of any calendar year during the Lease Term, then Tenant shall continue to pay monthly the same amount of Excess Operating Costs Rent as was applicable for the most recent previous month ("Previous Charges") until thirty (30) days after receipt of such estimate at which time Tenant shall commence paying as of the first day of the first calendar month after delivery of such new estimate, the new estimated Excess Operating Costs Rent. Subject to the foregoing, Tenant shall also pay, together with its next installment, the difference between the Previous Charges and the amount of the new estimated Excess Operating Costs Rent for such preceding months. Any delay by Landlord in delivering the new estimated Excess Operating Costs Rent shall not be deemed a waiver of any such Excess Operating Costs Rent.

          5.3.2 YEAR-END ADJUSTMENTS. Within one hundred twenty (120) days after the end of each calendar year during the Lease Term, Landlord shall provide Tenant with a written statement showing in reasonable detail the actual Excess Operating Costs Rent for such year. Landlord and Tenant shall, within thirty (30) days thereafter, make any payment or credit necessary to bring Tenant's previously estimated Excess Operating Costs Rent into conformance with the actual Excess Operating Costs Rent as determined by Landlord. Any amount due Tenant as a credit shall be credited against installments next coming due from Tenant under the Lease and any amounts owed to Landlord shall be paid with the next installment of Base Monthly Rent; provided, however, that if the Lease Term has terminated and no other amounts are then owing to Landlord from Tenant pursuant to this Lease, any such amount due Tenant or Landlord shall be remitted to the party owed such amount within thirty (30) days of the date Landlord calculates and notifies Tenant of the amount of such adjustment.

          5.3.3 AUDIT. Landlord shall retain its records regarding Common Area Maintenance Charges for a period of at least three (3) years following the final billing for the calendar year in question. At any time during such three
(3) year period, upon reasonable advance written notice to Landlord, but not more frequently than once in any calendar year, Tenant shall have the right to audit all of Landlord's or Landlord's agent's records pertaining to Common Area Maintenance Charges by a representative of Tenant's choice. If such audit reveals that Landlord's annual statement was incorrect, any over-billing discovered in the course of such audit shall be refunded to Tenant within thirty
(30) days of Landlord's receipt of a copy of the audit (with interest from the date which is thirty (30) days after Landlord's receipt of the copy of such audit until paid at the Lease Interest Rate), unless Landlord disputes the audit, and any underbilling shall be paid by Tenant to Landlord within thirty
(30) days of the audit. In the event that any overbilling exceeds the amount actually due from Tenant for the year by five percent (5%) or more, then Landlord shall reimburse Tenant for the reasonable costs of the audit. If Landlord disputes the results of Tenant's audit, Landlord and Tenant shall attempt to resolve such dispute in good faith. If Landlord and Tenant are unable to do so within thirty (30) days, then Landlord shall commission a second audit by an independent accounting firm selected by Landlord. The results of such second audit shall be deemed conclusive as to any such dispute. Landlord shall pay the cost of such second audit and Tenant's audit unless such second audit reveals amounts actually due from Tenant for the year are within the five percent (5%) noted above, in which event Tenant shall pay for the second audit as well as Tenant's audit. In any event, Tenant shall continue to pay all Rent and Excess Operating Costs Rent as otherwise provided by this Lease until the dispute is resolved or the results of the second audit are available.

     5.4 PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall use its best efforts to have such personal property taxed separately from the Premises. If any of Tenant's personal property is taxed with the Premises or Project, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

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                        ARTICLE 6 -- USE OF PREMISES

     6.1 PERMITTED USES. Tenant shall use the Premises only for the Permitted Uses set forth in the Basic Terms and for no other use or purpose without the prior written consent of Landlord, which consent may be withheld in the sole, absolute and/or arbitrary discretion of Landlord.

     6.2  MANNER OF USE.

          6.2.1 INTERFERENCE WITH USE/NUISANCE. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with or infringe on the rights of other occupants or customers of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, or objectionable purposes; nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises. Tenant shall keep the interior of the Premises (except for Landlord's obligation to maintain the Common Areas), and every part thereof, in a clean condition, free from any noises, vibrations, music volumes, lighting (including, without limitation, strobe lighting), speakers, videos, odors or nuisances deemed objectionable by Landlord, and shall comply with all health and police regulations in all respects. Tenant shall not display or sell merchandise, or place carts, portable signs, devices or any other objects, outside the defined exterior walls or roof and permanent doorways of the Premises or in corridors, without the prior written consent of Landlord.

          6.2.2 VIOLATION OF LAW/INSURANCE PROVISIONS. Tenant shall not use or occupy the Premises in violation of any law, ordinance, regulation or requirement or other directive of any federal, state or local governmental or quasi-governmental authority having or exercising jurisdiction over the Project. Subject to Landlord's obligations hereunder, Tenant shall, at its sole cost and expense, fully comply with all laws, ordinances, regulations, requirements and other directives of any federal, local, governmental or quasi-governmental authority having jurisdiction over the Premises and the Project, including, without limitation, operational and other requirements imposed upon either owners or operators of any public accommodation under the Americans with Disabilities Act 42 U.S.C. Section 12101 ET. SEQ., and shall immediately discontinue any use of the Premises which is declared by any governmental authority having or exercising jurisdiction thereover to be a violation of any law, ordinance, regulation or directive. If requested by Landlord, Tenant shall provide evidence satisfactory to Landlord of Tenant's compliance. Tenant shall not do or permit to be done anything which will (i) increase the premium of any insurance policy covering the Premises or the Project and/or the property located therein; (ii) cause a cancellation of or be in conflict with any such insurance policies; or (iii) result in a refusal by insurance companies in good standing to issue or continue any such insurance in amounts satisfactory to Landlord. Tenant shall, at Tenant's expense, comply with all rules, orders, regulations and requirements of insurers and of the American Insurance Association or any other organization performing a similar function. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charges for such policy or policies caused by reason of Tenant's failure to comply with the provisions of this Section. Additionally, after Substantial Completion of the Premises pursuant to the Work Letter, Tenant agrees at its sole cost to install any improvements, changes or alterations in the Premises authorized in writing by Landlord and required by any governmental authority as a result of Tenant's proposed use of the Premises or its manner of operation thereunder, and Tenant's failure to perform same shall constitute a default by Tenant hereunder.

          6.2.3 PERMITS. Except as set forth in the Work Letter, Tenant shall obtain and pay for all permits required for Tenant's occupancy of the Premises and shall promptly take all substantial and non-substantial actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Premises, including the Occupational Health and Safety Act.

     6.3 RULES AND REGULATIONS. Tenant shall comply with the Rules and Regulations and any reasonable amendments, modifications and/or additions thereto as may hereafter be adopted and published by Landlord. Landlord shall not be liable to Tenant for any violation of such Rules and Regulations or the breach in any provision in any lease by any other tenant or other party. In the event of any inconsistency between the Rules and Regulations and this Lease, this Lease shall prevail. Landlord will not interfere with Tenant's quiet enjoyment to which Tenant is entitled under this Lease by virtue of any inconsistent enforcement of such Rules and Regulations.

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     6.4  LANDLORD'S ACCESS.  Landlord and its agents, independent contractors and designated representatives, may enter the Premises at all reasonable times to post notices of non-responsibility, to make repairs and/or to show the Premises to holders of any encumbrances, potential buyers, mortgagees, investors or tenants or other parties, or for any other purpose Landlord deems reasonably necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency, in which case no prior notice need be given. Any entry to the Premises by Landlord in the event of an emergency shall not, under any circumstances, be construed or deemed to be a forcible or unlawful entry onto the Premises or to be an eviction of Tenant from the Premises or any part thereof Landlord may place customary "For Lease" signs on the Premises during the last nine (9) months of the Lease Term.

     6.5 QUIET POSSESSION. If Tenant pays the Rent and complies with all other terms of this Lease, Landlord assures Tenant that it may occupy and enjoy the Premises for the full Lease Term, subject to the provisions of this Lease and to any mortgages or deeds of trust encumbering the Project (as set forth in Section
16.1 below).

                      ARTICLE 7 -- HAZARDOUS MATERIALS

     7.1 PROHIBITION. Tenant shall not cause or permit any Hazardous Materials to be brought upon, kept, or used in connection with the Premises or Project by Tenant, its agents, employees, contractors or invitees, in a manner or for a purpose prohibited by or which could result in liability under any applicable law, regulation, rule or ordinance, including, without limitation, the Hazardous Materials Laws. Tenant shall, at its own expense, at all times and in all respects comply with all Hazardous Materials Laws, including, without limitation, any Hazardous Materials Laws relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal or transportation of any Hazardous Materials. In addition, Landlord, its agents, employees, contractors or invitees, will not cause any Hazardous Materials to be brought upon, kept, or used in connection with the Project in a manner or for a purpose prohibited by or which could result in liability under any applicable law, regulation, rule or ordinance, including without limitation,
the Hazardous Materials Laws.   Landlord shall also include in other tenant
leases for the Project a requirement that Hazardous Materials may not be brought upon, kept, or used in connection with the Premises or Project in a manner or for a purpose prohibited by or which could result in liability under any applicable law, regulation, rule or ordinance, including without limitation, the Hazardous Materials Laws.

          7.1.1 USE. Tenant shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals relating to the presence of Hazardous Materials within, on, under or about the Premises or required for Tenant's use of any Hazardous Materials in or about the Premises in conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Upon termination or expiration of the Lease, Tenant shall, at its own expense, cause all Hazardous Materials placed in or about the Premises or Project by Tenant or at Tenant's direction to be removed from the Premises and Project and transported for use, storage or disposal in accordance and compliance with all applicable Hazardous Materials Laws. Landlord shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals relating to the presence of Hazardous Materials within, on, under or about the Project or required for Landlord's use of any Hazardous Materials in or about the Project in conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials.

          7.1.2     NORMAL USAGE.

               7.1.2.1 TENANT'S NORMAL USAGE. Landlord recognizes and agrees that Tenant may use materials in normal quantities that are applicable to general office use ("Tenant's Normal Usage") and that such use by Tenant shall not be deemed a violation of this Section, so long as the levels are not in violation of any Hazardous Materials Laws. Landlord acknowledges that it is not the intent of this Article 7 to prohibit Tenant from operating its business as described in this Lease. Tenant may operate its business according to the custom of the industry so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all applicable governmental requirements.

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               7.1.2.2   LANDLORD'S NORMAL USAGE. Tenant recognizes and agrees
that Landlord may use materials in normal quantities that are applicable to the management and operation of the Project, including but not limited to pesticides and insecticides used for landscaping and chlorine and other chemicals used at the pool, ("Landlord's Normal Usage") and that such use by Landlord shall not be deemed a violation of this Section, so long as the levels are not in violation of any Hazardous Materials Laws. Tenant acknowledges that it is not the intent of this Article 7 to prohibit Landlord from operating its business as described in this Lease. Landlord may operate its business according to the custom of the industry so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all applicable governmental requirements.

          7.1.3 EXISTING CONDITIONS. On the Lease Date, to the best of Landlord's actual knowledge, there are no Hazardous Materials within, on, under or about the Premises in violation of any Hazardous Materials laws. As used herein, Landlord's "knowledge" shall mean the actual knowledge of Scott Brusseau or James McCann as of the Lease Date, without any duty of investigation or inquiry.

     7.2 DISCLOSURE AND WARNING OBLIGATIONS. Tenant shall comply with all laws, ordinances and regulations in the State where the Premises is located regarding the disclosure of the presence or danger of Hazardous Materials. Tenant acknowledges and agrees that all reporting and warning obligations required under the Hazardous Materials Laws are the sole responsibility of Tenant, whether or not such Hazardous Materials Laws permit or require Landlord to provide such reporting or warnings, and Tenant shall be solely responsible for complying with Hazardous Materials Laws regarding the disclosure of, the presence or danger of Hazardous Materials, including without limitation, all notices or other requirements under California Health and Safety Code Section 25915 ET. SEQ., and 25249.5 ET. SEQ., and California Code of Regulations Section 12000 ET. SEQ.

     7.3  NOTICE OF ACTIONS; HAZARDOUS MATERIALS LIST.

          7.3.1 TENANT'S OBLIGATIONS. Tenant shall immediately notify Landlord in writing of (a) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws; (b) any claim made or threatened by any person against Landlord, or the Premises or the Project, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; (c) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or about the Premises or with respect to any Hazardous Materials removed from the Premises, including, any complaints, notices, warnings, reports or asserted violations in connection therewith; and (d) any release of a Hazardous Material that Tenant knows or has reason to believe has or will come to be released or located within, on, under or about the Premises or the Project (except for Tenant's Normal Usage). Tenant shall also provide to Landlord, as promptly as possible, and in any event within five (5) Business Days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Tenant's use thereof, Upon written request of Landlord (to enable Landlord to defend itself from any claim or charge related to any Hazardous Materials Law), Tenant shall promptly deliver to Landlord notices of hazardous waste manifests reflecting the legal and proper disposal of all such Hazardous Materials removed or to be removed from the Premises. All such manifests shall list the Tenant or its agent as a responsible party and in no way shall attribute responsibility for any such Hazardous Materials to Landlord. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date, a list identifying each type of Hazardous Material (except as to Tenant's Normal Usage) to be present on the Premises and setting forth any and all governmental approvals or permits required in connection with the presence of Hazardous Materials on the Premises ("Tenant Hazardous Materials List"). Tenant shall deliver to Landlord an updated Tenant Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Materials are brought onto the Premises or on or before the date Tenant obtains any additional permits or approvals.

          7.3.2 LANDLORD'S OBLIGATIONS. Landlord shall immediately notify Tenant in writing of (a) any enforcement, cleanup, removal or other governmental or regulatory action relating to the Premises instituted, completed or threatened pursuant to any Hazardous Materials Laws; and (b) any release of a Hazardous Material that Landlord knows or has reason to believe has or will come to be released or located within, on, under or about the Premises or the Project (except for Landlord's Normal Usage). Landlord agrees to deliver to Tenant prior to the Commencement Date, a list identifying each type of Hazardous Material (except as to Landlord's Normal Usage)

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Landlord caused to be present at the Project and setting forth any and all governmental approvals or permits required in connection with the presence of these Hazardous Materials at the Project ("Landlord Hazardous Materials List"). Landlord shall deliver to Tenant an updated Landlord Hazardous Materials List at least once a year and shall also deliver an updated list before Landlord brings any new Hazardous Materials to the Project on or before the date Landlord obtains any additional permits or approvals.

     7.4  HAZARDOUS MATERIALS INDEMNITY.

          7.4.1 TENANT. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect, and hold Landlord and each of Landlord's Indemnitees free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses and/or expenses, attorneys' fees, consultant fees and expert fees, judgments, administrative rulings or orders, fines, costs for death of or injury to any person or damage to any property whatsoever (including, without limitation, water tables, sewer systems and atmosphere), arising from, or caused or resulting, in whole or in part, directly or indirectly, by the release, presence or discharge in, on, under or about the Premises or Project of any Hazardous Materials caused by or arising from the activities of Tenant, Tenant's agents, employees, licensees, or invitees or from the transportation or disposal of any Hazardous Materials to or from the Premises or Project by Tenant, Tenant's agents, employees, licensees or invitees or at Tenant's direction, or by Tenant's failure to comply with any Hazardous Materials Laws, or from Tenant's failure to provide adequate disclosures or warnings required by the Hazardous Materials Laws, or from any breach by Tenant of the obligations in this Article 7. Tenant's indemnification obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary Hazardous Materials management plan, investigation, repairs, cleanup or detoxification or decontamination of the Premises or Project, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the Lease Term.

          7.4.2 LANDLORD. Landlord shall indemnify, defend (by counsel reasonably acceptable to Tenant), protect, and hold Tenant and each of Tenant's indemnitees free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses and/or expenses, attorneys' fees, consultant's fees and expert fees, judgments, administrative rulings or orders, fines, costs for death of or injury to any person or damage to any property whatsoever, arising from, or caused or resulting, in whole or in part, directly or indirectly, by the release, presence or discharge in, on, under or about the Premises of any Hazardous Materials caused by or arising from the activities of Landlord, Landlord's agents or employees, or by Landlord's failure to comply with any Hazardous Materials laws. Landlord's indemnification obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary Hazardous Materials management plan, investigation, repairs, cleanup or detoxification or decontamination of the Premises or Project, and the presence and implementation of any closure, remedial action or other required plans in connection therewith. and shall survive the expiration of or early termination of the Lease Term.

     7.5 ASSIGNMENT AND SUBLETTING. If (i) any anticipated use of the Premises by any proposed assignee or sublessee involves the generation, storage, use, treatment or disposal of Hazardous Materials in a manner or for a purpose prohibited by any governmental agency or authority, (ii) the proposed assignee or sublessee has been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such party's action or use of the property in question or (iii) the proposed assignee or sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Material, it shall not be unreasonable for Landlord to withhold its consent to an assignment or subletting to such proposed assignee or sublessee. Landlord may require a written statement from the proposed assignee or sublessee attesting to such matters.

     7.6 ENVIRONMENTAL TESTS AND AUDITS. Tenant shall not perform or cause to be performed any Hazardous Materials surveys, studies, reports or inspections, relating to the Premises or Project, without obtaining Landlord's prior written consent. At any time prior to the expiration of the Lease Term, if Landlord has a reasonable basis to believe that Hazardous Materials are present in, on or about the Premises in violation of any Hazardous Materials Laws, Landlord shall have the right to enter upon the Premises in order to conduct appropriate tests and to deliver to Tenant the results of such tests to demonstrate that levels of
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excess of permissible levels has occurred as a result of Tenant's use of the
Premises. Such testing shall be at Tenants expense if Landlord has a reasonable basis for suspecting and confirms the presence of Hazardous
Materials in the soil or surface or ground water in, on, under, or about the Premises, or the Project which has been caused by or resulted from the activities of Tenant, its agents, employees, contractors or invitees.

     7.7 LEASE "AS IS". Subject to the express provisions of this Lease (including the Work Letter), Tenant, in entering into this Lease, is leasing the Premises "As Is" and is relying solely upon its own inspections, investigations and analyses of the Premises relating to Hazardous Materials. Tenant further acknowledges Tenant is not relying in any way upon any representations, statements, warranties, studies, reports, or other information of Landlord or its representatives, whether oral or written, of any nature whatsoever regarding any Hazardous Materials.

     7.8 SURVIVAL. The respective rights and obligations of Landlord and Tenant under this Article 7 shall survive the expiration or termination of this Lease. During any period of time employed by Tenant after the termination of this Lease to complete the removal from the Premises or Project or remediation of any such Hazardous Materials, Tenant shall continue to pay the full rental in accordance with this Lease, which rental shall be prorated daily.

                           ARTICLE 8 -- UTILITIES

     8.1 PAYMENT AND ARRANGEMENT. Tenant shall arrange for and pay, directly to the appropriate supplier, the cost of all electric power, and telephone supplied to the Premises. In the event the Premises are less than the entire Building, and if any utilities to the Premises are jointly metered and such utilities are not otherwise included as a Common Area Maintenance Charge, Landlord shall determine, and Tenant shall pay, Tenant's share of the monthly costs of such utilities. Tenants share shall be determined by the ratio of the Rentable square footage of the Premises as compared to the Rentable square footage of all the leased and occupied property within the Project subject to the common metering. Landlord shall have the right to bill Tenant for such amounts on an estimated basis, in which case, such estimated statements shall be delivered to Tenant and Tenant shall pay such amounts to Landlord concurrently with its payment of Base Monthly Rent. The Tenant shall pay such charges, as Rent, within five (5) days of notification of the amount by the Landlord. Landlord reserves the right to require Tenant to install and maintain, at Tenant's sole expense, separate meters for any public utility servicing the Premises for which a separate meter is not presently installed.

     8.2 INTERRUPTION OF SERVICES AND UTILITIES. Except as set forth in Articles 11 and 13, Landlord shall not be liable for, and Tenant shall not be entitled to any reduction of, the Base Monthly Rent, Additional Rent or any other Rent payable hereunder by reason of Landlord's failure to make available any of the services or utilities described in this Lease, when such failure or interruption is caused by acts of God, accident, breakage, repairs, strikes, lockouts or other labor disturbances or disputes, necessary repairs, installations, construction and expansion, nonpayment of utility charges due from Tenant, or by reason of governmental regulation, statute, ordinance, restriction or decree or any other similar cause. Notwithstanding the foregoing, Landlord shall be responsible for the consequences of Landlord's own negligence or intentional misconduct. Furthermore, unless due to Landlord's negligence or intentional misconduct, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the foregoing services or utilities. Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for the foregoing damages from any cause arising at any time.

     8.3 OPERATING HOURS. Normal operating hours for the Building and included within the Operating Costs Allowance are 7:00 a.m. to 6:00 p.m. weekdays and Saturday from 8:00 a.m. to 12:00 noon. Tenant shall be permitted heating/ventilation/air conditioning ("HVAC") service at other hours for which Tenant shall pay at a rate equal to twenty dollars ($20.00) per hour of usage (subject to a reasonable adjustment based on actual design of the HVAC system pursuant to the Work Letter), increased in proportion to the increase of the CPI on each annual anniversary of the Lease Date. Landlord shall meter and Tenant shall pay for such operation of the HVAC systems beyond the normal sixty hours weekly usage on a quarterly basis.

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     8.4  SECURITY SYSTEM.  Landlord is installing as part of the Tenant
Improvements a security system for the Building, which security system shall be maintained by Landlord as part of the Common Areas.

                  ARTICLE 9 -- PARKING AND CONTROL OF COMMON AREAS

     9.1. CONTROL OF COMMON AREAS BY LANDLORD. All Common Areas, the Site Amenities, and all automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord in or near the Project shall at all times be subject to the exclusive control and management of Landlord or Landlord's designated agent. Landlord shall have the right to construct, maintain and operate lighting facilities on all said areas and improvements; to police the same; from time to time to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to; to reasonably restrict parking by tenants, their officers, agents and employees to parking areas; to close all or any portion of said areas or facilities to such extent as may, in the reasonable opinion of Landlord, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the parking areas or facilities, if necessary so long as reasonable prior arrangements for parking are made with Tenant; to discourage non-customer parking; to convert such areas into leasable areas; to construct additional parking facilities and to do and perform such other acts in and to said areas and improvements as, in the use of good business judgement, the Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees and customers, provided that such changes shall not reduce the number of parking spaces below the number required as stated below. No such change shall entitle Tenant to an abatement of Rent. Tenant will have the nonexclusive use of not less than four (4) parking spaces per one thousand (1,000) Usable square feet of the Premises in the Project.

     9.2 LICENSE. All Common Areas are to be used and occupied under a license which may be revoked by Landlord in the event of a default by Tenant and termination of the Lease, and if any such license be revoked, or if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of Rent, or shall such revocation or diminution of such areas be deemed constructive or actual eviction.

                 ARTICLE 10 -- ALTERATIONS, IMPROVEMENTS AND SIGNAGE

     10.1 CHANGES/ALTERATIONS. Tenant shall not make any alterations, additions, or changes, including, without limitation, installation of any permanently attached trade fixtures, exterior signs, exterior machinery, floor coverings, interior or exterior lighting, plumbing fixtures, shades or awnings (collectively "Alterations") in and to the Premises or any part thereof without the prior written consent of Landlord which consent may be withheld in Landlord's sole and absolute discretion; provided, however, that Tenant may make nonstructural Alterations that do not affect the electrical, plumbing, heating, ventilation, air conditioning or other systems of the Premises and that cost less than five thousand dollars ($5,000) in any Lease Year without Landlord's consent. Landlord shall respond to Tenant's request for approval to make Alterations which cost up to Ten Thousand Dollars ($10,000.00) within five (5) Business Days, and for Alterations which cost in excess of Ten Thousand Dollars ($10,000.00), Landlord shall respond within fifteen (15) Business Days. Any construction undertaken in or to the Premises shall be performed in accordance with this Article and the other obligations of this Lease

     10.2 MANNER OF CONSTRUCTION.

          10.2.1 CONDITIONS TO CONSENT. Landlord may impose, as a condition of its consent to any Alterations or repairs on or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirements that Tenant obtain bonds and that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen approved by Landlord, in its sole discretion. Tenant shall construct such Alterations or repairs in strict conformance with any and all applicable rules and regulations of Landlord and any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the local government entity, and obtained at Tenant's sole cost and expense.
All fixtures installed by Tenant shall be new.

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          10.2.2    COST.  In any event, a licensed contractor approved by
Landlord shall perform all mechanical, electrical, plumbing, air conditioning, permanent partition and ceiling tile work, and such work shall be performed at Tenant's cost. If Landlord's consent is required, Landlord reserves the right to approve, in Landlord's reasonable discretion, the contractor selected by Tenant for the completion of any Alterations. In the event Tenant orders any construction, alteration, decorating or repair work and fails to pay amounts when due to the contractor or contractors in connection with such items, Landlord, without any obligation to do so, may pay any such amounts directly to such contractor or contractors (with a notice to Tenant of such payment) and the amounts paid by Landlord shall be deemed Rent under this Lease, payable upon billing therefor.

          10.2.3 GOOD AND WORKMANLIKE MANNER. All work with respect to any Alterations or repairs must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. Upon completion of any Alterations, Tenant agrees to deliver to the Landlord's management office a copy of the "as built" drawings of the Alterations and record any necessary notices to evidence completion. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not interfere with or to obstruct the access to the Common Area and to any other tenant of the Project.

     10.3 CONSTRUCTION INSURANCE. Whether or not Landlord's consent is required, Tenant agrees to obtain, carry and deliver to Landlord prior to the commencement of any Alterations and maintain in effect until completion of all Alterations "Builder's All Risk" insurance in an appropriate amount covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Section 11.2 of this Lease immediately upon completion thereof.

     10.4 LIENS. Tenant shall keep the Premises and the Project free from any mechanics', materialmen's, designer's or other liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant or any person or entity claiming by, through or under Tenant. If any such liens are filed and are not released of record by payment or posting of a proper bond within ten (10) days after such filing, Landlord may, without waiving its rights and remedies based on such breach by Tenant and without releasing Tenant from any obligations hereunder, cause such liens to be released by any means it shall deem proper, including payment of the claim giving rise to such lien, in which event all amounts paid by Landlord shall immediately be due and payable by Tenant as Rent. Tenant hereby indemnifies, protects, defends (with legal counsel acceptable to Landlord) and holds Landlord and Landlord's Indemnitees, the Premises and the Project harmless from any liability, cost, obligation, expense (including, without limitation, reasonable attorneys' fees and expenses), or claim of any mechanics', materialmen's, design professional's or other liens in any manner relating to any work performed, materials furnished or obligations incurred by or for Tenant or any person or entity claiming by, through or under Tenant. Whether or not Landlord's consent is required, Tenant shall notify Landlord in writing within fifteen (15) days prior to commencing any Alterations so that Landlord shall have the right to record and post notices of non-responsibility or any other notices deemed necessary by Landlord on the Premises.

     10.5 SIGNAGE. As an Alteration, Tenant may request signage at locations acceptable to Landlord. Any such signage shall be at Tenant's sole cost and expense and subject to the requirements of all government agencies with jurisdiction over the Project, and the Declarations. Tenant shall use a signage company acceptable to Landlord. Tenant shall pay all costs of Landlord associated with installing such signage within ten (10) days of receiving an invoice from Landlord setting forth such costs. All such signage shall be subject to Landlord's specifications and approval as to size, graphics and style, which approval may be withheld in Landlord's reasonable discretion.

                        ARTICLE 11 -- INSURANCE AND INDEMNITY

     11.1 INSURANCE TO BE OBTAINED BY LANDLORD.

          11.1.1 FIRE AND CASUALTY INSURANCE. Landlord shall maintain during the Lease Term a policy or policies of insurance insuring the Premises and the Common Area and, at Landlord's election, other portions of the Project, against all direct physical loss or damage, whether due to fire or other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be for full replacement value, and may
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option of Landlord, the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in all or any portion of the Project or the interest of any ground or underlying lessors in the Project. The costs of such insurance shall be included as a component of the Common Area Maintenance Charges.

          11.1.2. LIABILITY INSURANCE. Landlord shall maintain a commercial general liability insurance policy, or an equivalent, written on an occurrence form that includes personal injury coverage, bodily injury, death, property damage, and advertising injury coverage, insuring against liability arising out of the ownership, use, or maintenance of the Common Area or the Project. The initial amount of such insurance shall be two million dollars ($2,000,000) each occurrence/three million dollars ($3,000,000) general aggregate on a per location basis and two million dollars ($2,000,000) for personal injury and advertising injury coverage. Landlord may also obtain umbrella coverage up to ten million dollars ($10,000,000). The costs of all such insurance shall be included as part of the Common Area Maintenance Charges.

     11.2 INSURANCE TO BE OBTAINED BY TENANT.

          11.2.1 LIABILITY INSURANCE. During the Lease Term, Tenant shall, at Tenant's expense, maintain a commercial general liability insurance policy, or an equivalent, written on an occurrence form that includes personal injury coverage, bodily injury, death, property damage, advertising injury coverage and contractual liability coverage including Tenant's indemnity obligations under this Lease, insuring against liability arising out of the ownership, use, occupancy or maintenance of the Premises, and the business operated by Tenant and any subtenants or licensees of Tenant in the Premises. The initial amount of such insurance shall be three million dollars ($3,000,000.00) each occurrence/five million dollars ($5,000,000.00) general aggregate on a per location basis and three million dollars ($3,000,000.00) for personal injury and advertising injury coverage. If alcohol will be served from or in the Premises, such coverage shall contain endorsements deleting any liquor liability exclusion and adding a liquor liability endorsement.

          11.2.2 INSURANCE OF PERSONAL PROPERTY. Tenant shall at all times during the Lease Term, and at its own expense, maintain a policy or policies of standard fire, extended coverage and special extended coverage insurance ("All Risks") with extended coverage in the name of the Tenant, and naming Landlord as an additional insured, in an amount adequate to cover the cost of replacement of all trade fixtures, alterations, decorations, inventory additions or improvements, and all plate and tempered glass within the Premises, made to the Premises by Tenant or by Landlord on Tenant's behalf in the event of fire or extended coverage loss in an amount equal to the full replacement value. Notwithstanding such insurance coverage by Tenant for plate glass, Landlord may replace, at the expense of Tenant, any and all plate and other glass, frames or glazing damaged or broken from any cause whatsoever in and about the Premises.

          11.2.3. ADDITIONAL INSURANCE OBLIGATIONS. Landlord may reasonably require Tenant to increase the amounts of coverage and/or to maintain additional coverage based on insurance coverages and amounts maintained by lessees of similar space in San Diego County.

     11.3 WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving parry or its property or the property of others under its control, to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage or under the insurance policies required to be maintained under this Article. Landlord and Tenant shall, if required, for each of the policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     11.4 FORM OF POLICIES. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall: (i) be an occurrence policy (or policies); (ii) name Landlord, the Project or Building manager or managers, and any other party having an interest in the Project as an additional insured;
(iii) be issued by an insurance company having a General Policyholders Rating of B+ or better and a financial size of "VI" or better, as set forth in the most current issue of Best's Rating Guide, or which is otherwise acceptable to
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primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and noncontributing with any insurance required of Tenant, (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days prior written notice shall have been given to Landlord and any mortgagee of Landlord's; and (vi) with respect to the liability insurance described in Section 11.2.1, contain a cross-liability endorsement or severability of interest clause reasonably acceptable to Landlord. Any insurance policies required hereunder may be part of a blanket policy with a "per project, per location" endorsement so long as such blanket policy contains all provisions required hereby and does not reduce the coverage, impair the rights of either party or negate the requirements of this Lease. Tenant shall deliver said policy or policies or certificates thereof (at Tenant's election), together with any endorsements reflecting the changes to the policy required to comply with the requirements of this Lease, to Landlord on or before the Commencement Date and at least ten (10) days before the expiration date of such policies. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates (at Tenant's election) and appropriate endorsements, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof plus a ten percent (10%) handling charge shall be paid by Tenant to Landlord as Additional Rent within five (5) days after delivery to Tenant of bills therefor.

     11.5 INDEMNIFICATION.

          11.5.1 INDEMNIFICATION OF LANDLORD. To the fullest extent permitted by law, Tenant shall indemnify, protect, defend (with legal counsel acceptable to Landlord) and save Landlord and Landlord's Indemnitees harmless from and against any and all claims, actions, damages, liabilities and expenses, including attorneys' fees, in connection with loss of life, personal injury, bodily injury and/or damage to property arising from or out of any occurrence in, upon or about the Premises, and/or the Project or any part thereof, or the occupancy or use by Tenant of the Premises and/or Project or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, tenants or concessionaires, except to the extent caused by Landlord's negligence or willful misconduct. Tenant shall further indemnify, defend, protect and hold Landlord and Landlord's Indemnitees harmless from and against any and all claims arising from any breach or default in performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant or its agents, contractors, employees, servants, tenants or concessionaires, and from and against all costs, attorneys' fees, expenses and liabilities incurred in connection with such claim or any action or proceeding brought thereon. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever except Landlord's negligence or intentional misconduct. Subject to the terms hereof, Tenant hereby waives all its claims in respect thereof against Landlord.

          11.5.2 LANDLORD'S NONLIABILITY. Landlord shall not be liable for injury or damage which may be sustained by a person, goods, wares, merchandise, or other property of Tenant, or Tenant's employees, invitees, customers, or of any other person in or about the Premises caused by or resulting from any peril which may affect the Premises, including, without limitation, fire, steam, electricity, gas, water, or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of the Premises, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Project or from other sources. Landlord shall not be liable for any damages arising from any act or neglect of: (a) any other tenant or occupant of the Project; or (b) any officer, employee, agent, representative, customer, business visitor, or invitee of any such tenant. Notwithstanding the foregoing, nothing contained in this Lease shall operate to relieve Landlord of the consequences of its own negligence or willful misconduct or the negligence or willful misconduct of its agents or employees. Also notwithstanding the foregoing, in the event of any interruption of the services and utilities described in Section 8.2 above or the services described hereinabove, where such interruption is caused by the gross negligence or the willful misconduct of Landlord, Tenant shall be entitled to an abatement of Rent in proportion to the reasonable denial of use caused by such interruption. Such abatement of Rent shall be begin on the later of (i) the third (3rd) day after Tenant provides Landlord notice of such interruption, or
(ii) the date Tenant stops using the affective portion of the Premises because of such interruption. Such abatement of Rent shall continue until the restoration of the interrupted service. Tenant acknowledges that any and all such services supplied by Landlord may be interrupted because of accidents, repairs alterations, improvements or other reasons beyond the reasonable

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control of Landlord.  No such interruption shall be consideredan eviction or disturbance of Tenant's use or possession of the Premises, make Landlord liable to Tenant for damages, abate Rent (except as aforesaid), or relieve Tenant from performing its obligations under this Lease.

          11.5.3 INDEMNIFICATION OF TENANT. To the fullest extent permitted by law, Landlord shall indemnify, protect, defend (with legal counsel acceptable to Tenant) and save Tenant and Tenant's Indemnitees harmless from and against any and all claims, actions, damages, liabilities and expenses, including attorneys' fees, in connection with loss of life, personal injury, bodily injury and/or damage to property arising from or out of any occurrence in, upon or about the Premises, Building and/or Project and due to the negligence or willful misconduct of Landlord. Except as otherwise set forth in this Lease, and subject to Section 11.5.2 above, Landlord shall further indemnify, defend, protect and hold Tenant and Tenant's Indemnitees harmless from and against any and all losses, expenses and damages arising from any breach or default in performance of any obligation on Landlord's part to be performed under the terms of this Lease.

                       ARTICLE 12 -- ASSIGNMENT AND SUBLETTING

     12.1 LANDLORD'S CONSENT REQUIRED.

          12.1.1 TRANSFER. Tenant shall not either voluntarily or by operation of law, assign, mortgage, pledge, hypothecate or encumber this Lease or the leasehold interest created hereby or any interest herein, or sublet the Premises or any portion thereof, or license the use of all or any portion of the Premises or permit any other person to occupy or use the Premises or any portion thereof (collectively referred to herein as a "Transfer"), without the prior written consent of Landlord, which consent is subject to the following conditions: (i) the proposed transferee's use of the Premises must be consistent with Article 6 hereof; (ii) the transferee is of a character and engaged in a business which is in keeping with the Landlord's standards for the Project;
(iii) the proposed Transfer must not breach any financing agreement or any other agreement relating to the Project; (iv) the net worth of the proposed transferee must be sufficient to discharge the obligation under this Lease (in Landlord's reasonable judgment); and (v) subject to Landlord not having available space in the Project for such proposed transferee, the proposed transferee must not be an existing tenant in the Project.

          12.1.2 PROCEDURE. Prior to a Transfer, Tenant shall request Landlord's consent in writing, and shall include with such request a copy of all proposed contracts, agreements, subleases, or other documents describing the Transfer between Tenant and the proposed transferee. Landlord shall respond to Tenant's request for consent to a proposed Transfer within thirty
(30) days after receipt of all information described above and reasonably necessary to allow Landlord to evaluate all the conditions set forth in
Section 12.1.1 above. If Tenant hereunder is a corporation or is an unincorporated association or partnership, then the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed a Transfer under the meaning of this Article 12 (other than normal bulk transactions of publicly held stock).

          12.1.3 PERMITTED TRANSFERS. Notwithstanding the foregoing, Landlord's prior written consent shall not be required for a Transfer to a wholly owned subsidiary or a parent of Tenant or to a new entity created by merger or consolidation (collectively, "Affiliate") or to an entity which acquires all or substantially of Tenant's assets. Any such transfer is a "Permitted Transfer" provided, however, that in all events all requirements of this Lease (including, but not limited to Section 16.5) shall remain applicable. Promptly upon a Permitted Transfer, Tenant shall deliver written notice to Landlord thereof

          12.1.4 PUBLIC OFFERINGS. Notwithstanding the foregoing, Landlord's prior written consent shall not be required for a Transfer in connection with any public offering of Tenant's stock or any other Transfer to any entity that is a public company. Promptly upon a Transfer in connection with a public offering of Tenant's stock or a transfer to an entity that is a public company, Tenant shall deliver written notice to Landlord thereof.

     12.2 RECAPTURE RIGHT. In lieu of giving or withholding consent pursuant to
Section 12.1, Landlord may, at its option, terminate this Lease (or in the case of a proposed subletting or assignment of a portion of the Premises, elect to terminate this Lease as respects that portion) upon thirty (30) days' prior
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Landlord may enter into a lease agreement with such proposed transferee and shall be entitled to all of the Profit related thereto. If Landlord does elect to terminate this Lease as set forth in this Section 12.2 such termination shall not in and of itself require Tenant to deliver the Tenant's Termination Payment (as described in Section 3.6.2 above). If Landlord has terminated the Lease as to a portion of the Premises and thereafter Tenant elects to terminate this Lease pursuant to the terms of Section 3.6, Tenant's Termination Payment shall be proportionate to the Rentable Square Footage of the Premises still occupied by Tenant and subject to this Lease at the time Tenant delivers the Tenant's Termination Notice. In consideration for Landlord's right and election to terminate this Lease as set forth above, Landlord will release Tenant from liability under this Lease for Base Monthly Rent and Additional Rent with respect to the Premises (or the portion of the Premises subject to the proposed Transfer) accruing after termination of this Lease resulting from Landlord's exercise of such right. Landlord and Tenant agree and acknowledge that Landlord's right to recapture as set forth above is intended to permit Landlord to maintain control over the leasing of space in the Project to protect its interest in the Project and the interest of any lenders and to prevent such interest from being impaired. Tenant understands the nature of this right and has approved the recapture provisions in consideration for Landlord's agreement to release Tenant from liability for future Rent due with respect to the recaptured portion of the Premises pursuant to the provisions of this Section.

     12.3 TRANSFER WITHOUT CONSENT. Any Transfer without Landlord's prior written consent shall, at the option of the Landlord, constitute a non-curable breach of this Lease.

     12.4 NO RELEASE OF TENANT.   No Transfer shall release Tenant or any
guarantor or change Tenant's primary liability to pay the Rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of Rent from any other person is not a waiver of any provision of this Article 12. Consent to one Transfer is not a consent to any subsequent Transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee and without releasing such transferee from its obligations under this Lease. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

     12.5 EFFECT OF A TRANSFER. Whether or not Landlord's consent is required, the transferee shall agree to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent or the space transferred, assigned or sublet; and Tenant shall deliver to Landlord promptly after execution an executed copy of each such Transfer document between Tenant and the transferee. In addition, any sublease shall provide that it shall be subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease, including collection of rents and that in the event of termination of this Lease for any reason, including without limitation, a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either (i) terminate the sublease, or (ii) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee shall attorn to Landlord but in such event Landlord shall not (a) be liable for any previous act or omission of Tenant under such sublease, (b) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (c) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent.

     12.6 EVENT OF BANKRUPTCY. If this Lease is assigned to any person or entity pursuant to the provisions of the United States Bankruptcy Code, 11 U.S.C.
Section 101, et. seq. (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord, and shall not constitute the property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under this Section not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment.

     12.7 NO MERGER. No merger shall result from Tenant's sublease of the Premises under this Article l2, Tenant's surrender of this Lease or the termination of this Lease in any other manner.

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     12.8 ASSIGNMENT FEES AND PROCEDURES. In the event Landlord shall be requested to consent to a Transfer, Tenant shall pay Landlord a reasonable fee to reimburse Landlord for costs and expenses, including attorneys' fees, incurred in connection with reviewing Tenant's request for consent.

                         ARTICLE 13 -- DAMAGE OR DESTRUCTION

     13.1 REPAIR OF DAMAGE BY LANDLORD. Tenant agrees to promptly notify Landlord in writing of any damage to the Premises resulting from fire, earthquake or any other casualty (such events referred to collectively as "Casualty"). If the Premises, or any common areas of the Building providing access to the Premises (such that Tenant does not have reasonable access to the Premises) shall be damaged by a Casualty, Landlord shall, as soon as possible using diligent efforts but in no event later than sixty (60) days after the date of the Casualty, provide written notice to Tenant indicating the anticipated time period for repairing the Casualty (the "Repair Period Notice"). In the event the Repair Period Notice indicates that the time period for repairing the Casualty is estimated to exceed two hundred seventy (270) days from the date of the Repair Period Notice, Landlord (pursuant to the provisions of Section 13.3 below) or Tenant may elect to terminate this Lease ("Tenant's Termination Election"). Such election must be made by Tenant within sixty (60) days after the receipt of the Repair Period Notice or will be deemed waived by Tenant. If Tenant elects to terminate the Lease, the termination shall be effective thirty
(30) days after Landlord's receipt of Tenant's Termination Election. If the Repair Period Notice indicates that the time period for repairing the Casualty is estimated to not exceed two hundred seventy (270) days from the date of the Repair Period Notice, or if Tenant does not exercise Tenant's Termination Election as provided above, then subject to the other provisions of this Article, Landlord will repair the damage pursuant to the provisions hereof. If Landlord is obligated to or elects to repair the Casualty as provided herein, Landlord agrees to promptly and diligently, subject to reasonable delays for insurance adjustment and other matters beyond Landlord's reasonable control, and subject to the other provisions of this Article, restore the Premises and the Tenant Improvements originally constructed by Landlord to substantially the same condition as existed prior to the Casualty, except for modifications required by building codes and other laws, and any other modifications to the common areas deemed desirable by Landlord provided that access to the Premises shall not thereby be materially impaired. If Tenant requests that Landlord make any modifications to the Tenant Improvements in connection with the rebuilding, Landlord may condition its consent to such modifications on (i) Tenant's payment to Landlord prior to commencement of construction of any sums necessary to complete the Tenant Improvements in excess of the amount of insurance proceeds received by Landlord and (ii) confirmation by Landlord's architect that the modifications will not increase the scope of work or time period necessary to complete the Tenant Improvements.

     13.2 RENT ABATEMENT DUE TO CASUALTY. Landlord and Tenant agree and acknowledge that Tenant shall be provided with full abatement of Rent during the time period commencing on the last to occur of (i) the date of the Casualty or
(ii) the date Tenant ceases to enjoy the substantial benefit of the Premises, and continuing until Substantial Completion of Landlord's restoration obligations as provided herein ("Abatement Period"), provided that if Tenant is only able to occupy a portion of the Premises and receive the substantial benefit of such portion for Tenant's uses of the Premises, Rent shall be abated during the Abatement Period for the portion of the Premises not occupied by Tenant. Landlord and Tenant acknowledge and agree that the Rent abatement as provided in this Section is Tenant's sole remedy due to the occurrence of the Casualty and that Landlord shall not be liable to Tenant or any other person for any direct, indirect or consequential damage (including, but not limited to, lost profits of Tenant or loss of or interference with Tenant's business, or otherwise), whether or not caused by the negligence of Landlord or Landlord's employees, contractors, licensees, or invitees, due to or arising out of or as a result of the Casualty (including but not limited to the termination of the Lease in connection therewith). Tenant acknowledges and agrees that Tenant shall maintain adequate business interruption insurance to provide coverage as to such matters.

     13.3 LANDLORD'S OPTION TO REPAIR. Notwithstanding the terms of Section 13.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises and/or Building and to instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of the Casualty in the event the Building shall be damaged by Casualty (whether or not the Premises are affected) when one or more of the following conditions exists:
(i) Landlord determines that the time period for repair will exceed two hundred seventy (270) days as provided in Section 13.1 above; (ii) the damage is not fully covered, except for deductible amounts, by insurance required to be carried by Landlord under the terms of this Lease; (iii) the holder of the
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ground lessor with respect to the Project requires that the insurance proceeds or a portion thereof be used to retire the mortgage debt, or terminates the ground Lease, as the case may be; or (iv) Landlord elects not to rebuild the Building for any reason, provided that in connection with such election Landlord also terminates all other leases in the Building.

     13.4 DAMAGE NEAR END OF TERM. In the event that the Premises or more than twenty-five percent (25%) of the rentable area of the Building is destroyed or damaged by a Casualty during the last two (2) years of the Lease Term, notwithstanding anything else contained in this Article, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within thirty (30) days after such damage or destruction, in which event this Lease shall cease and terminate as of the date of the notice. In such event or in the event of a termination pursuant to the other provisions of this Article, Tenant shall pay Rent, properly apportioned up to the date of the Casualty, and both parties shall thereafter be freed and discharged of all future obligations hereunder, except for any provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

     13.5 WAIVER OF STATUTORY PROVISIONS. The provisions of this Lease, including this Article 13, constitute an express agreement between Landlord and Tenant with respect to the occurrence of any Casualty to the Premises and/or Building or any other portion of the Project and Tenant therefore fully waives the provisions of any statute or regulation, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning a Casualty.

                             ARTICLE 14   CONDEMNATION

     14.1 TOTAL CONDEMNATION. If the whole of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the Lease Term shall cease and terminate as of the date of title vesting in such proceeding and all rentals shall be paid up to that date.

     14.2 PARTIAL CONDEMNATION. If any part of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and if such partial taking or condemnation renders the Premises reasonably unsuitable for the business of the Tenant, then Tenant shall have the right to terminate the Lease Term as of the date of title vesting in such proceeding by delivering written notice thereof to Landlord within thirty (30) days after Tenant becomes aware of the proposed condemnation. In the event of a partial taking or condemnation which is not extensive enough to render the Premises unsuitable for the business of the Tenant then this Lease shall continue in full force and effect.

     14.3 CONDEMNATION OF PARKING AREA. If the whole or any part of the parking area in the Project shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose and if, as the result of such partial taking, the ratio of the number of parking stalls does not conform to the parking requirements of this Lease ("Parking Restrictions"), in effect at the time that title to such parking area is acquired through such condemnation process, then at Tenant's option the Lease Term shall cease and terminate from the date of title vesting in such proceeding unless Landlord provides substantially equal parking facilities in the vicinity of the Project within sixty (60) days after the date of acquisition and such alternative parking satisfies the requirements of the Parking Restrictions. If the Lease is not terminated as aforesaid, the Lease shall be deemed amended to conform to the Project remaining after such condemnation.

     14.4 DISTRIBUTION OF CONDEMNATION AWARD. Any condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Premises, the amount of its interest in the Premises; (b) second, to Tenant, only the amount, if any, of any award specifically designated for loss of or damage to Tenant's movable trade fixtures or removable personal property and/or Tenant Work, and the Tenant hereby assigns any other rights which the Tenant may have now or in the future to any other award to the Landlord; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. In no event shall Tenant have any claim against Landlord for the value of any unexpired term of this Lease. If this Lease is not terminated, Tenant shall be entitled to abatement of rent in same manner as set forth in Section 13.2 above and

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Landlord shall repair any damage to the Premises caused by the condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority.

     14.5 WAIVER. Tenant hereby waives any statutory rights of termination which may arise by reason of any taking of the Premises under the power of eminent domain including, without limitation, the provisions of Section 1265.130 of the California Code of Civil Procedure.

                          ARTICLE 15 -- DEFAULTS; REMEDIES

     15.1 COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Premises is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     15.2 DEFAULT BY TENANT. Tenant shall be in default under this Lease if Tenant breaches its obligations hereunder and fails to cure such breach within the period set forth herein, except that there shall be no cure period for breaches of Sections 15.2.3 and 15.2.4, and the cure period for breaches of
Section 15.2.2 shall be the minimum mandated by California statute. Tenant shall be in breach of its obligations under this Lease:

          15.2.1    If Tenant abandons or vacates the Premises;

          15.2.2 If Tenant fails to pay Base Monthly Rent, Additional Rent or any Rent required to be paid by Tenant, for a period of five (5) days after written notice from Landlord (such notice required by this subsection is intended to satisfy any and all notice requirements imposed by law on Landlord prior to the commencement of an unlawful detainer action and is not in addition to any such requirement);

          15.2.3 If Tenant fails or refuses to occupy and operate the Premises in accordance with Article 6 for a period of ten (10) days after written notice from Landlord (such notice required by this subsection is intended to satisfy any and all notice requirements imposed by law on Landlord prior to the commencement of an unlawful detainer action and is not in addition to any such requirement),

          15.2.4 If (i) Tenant's use of the Premises involves the generation or storage, use, treatment or disposal of Hazardous Material in a manner or for a purpose prohibited by any Hazardous Materials Law; (ii) Tenant has been required by any lender or governmental authority to take remedial action in connection with Hazardous Material contaminating the Premises if the contamination resulted from Tenant's action or use of the Premises; or (iii) Tenant is subject to an enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Material on the Premises.

          15.2.5 If Tenant fails to perform any of Tenants nonmonetary obligations under this Lease (other than Tenant's obligations under Sections 15.2.3, 15.2.4 and 15.2.6 for which there will be no additional cure periods) for a period of ten (10) days after written notice from Landlord; provided that if such cure is not reasonably susceptible of being cured within such ten (10) day period, Tenant shall not be in default if Tenant commences such performance within the ten (10) day period and uses its best efforts and due diligence to promptly cure the default. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Section is intended to satisfy any and all notice requirements imposed by law on Landlord prior to the commencement of an unlawful detainer action and is not in addition to any such requirement;

          15.2.6 If (i) Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) Tenant files a petition for adjudication of bankruptcy or for reorganization or rearrangement or any similar proceeding; (iii) a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed against Tenant and is not dismissed within forty-five (45) days; (iv) a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease and possession is not restored to Tenant within forty-five (45) days; or (v) substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within forty-five
(45) days.  If a court of competent jurisdiction determines that any of the

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acts described in this subsection is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the Rent (or any other consideration) paid in connection with such assignment or sublease and the Rent payable by Tenant hereunder.

     15.3 REMEDIES. On the occurrence of any default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

          15.3.1 Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall have the immediate right to re-enter the Premises and remove all persons and property and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant; and Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of all Base Monthly Rent, Additional Rent and other charges which were earned or were payable at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Monthly Rent, Additional Rent and other charges which would have been earned or were payable after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Monthly Rent, Additional Rent and other charges which would have been payable for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Premises after such default, the cost of recovering possession of the Premises, expenses of resetting, including, without limitation, necessary renovation or alteration of the Premises, Landlord's reasonable attorneys' fees, and any real estate commissions or other such fees paid or payable. Any such sums which are based on percentages of income, increased costs or other data shall be reasonable estimates or projections computed by Landlord on the basis of the amounts thereof accruing during the twenty-four (24) month period immediately prior to the default, except that if it becomes necessary to compute such sums before a twenty-four (24) month period has expired, then the computation shall be made on the basis of the amounts accruing during such shorter period. As used in subsections (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, but if such rate exceeds the maximum interest rate permitted by law, such rate shall be reduced to the highest rate allowed by law under the circumstances. As used in subsection (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant shall have abandoned the Premises, Landlord shall have the option of (a) retaking possession of the Premises and recovering from Tenant the amount specified in this Section 15.3.1, or (b) proceeding under Section 15.3.2 below;

          15.3.2 Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. This remedy is intended to be that remedy described in California Code of Civil Procedure Section 1951.4. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder; and/or

          15.3.3 Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, Landlord shall have all rights and remedies at law or in equity including, but not limited to, the right to re-enter the Premises, and Landlord shall have the right to terminate any and all subleases, licenses, concessions or other arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the Rent or other consideration receivable thereunder.

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     15.4 THE RIGHT TO RELET THE PREMISES.  Should Landlord elect to re-enter, as herein provided, or should take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and relet said Premises or any part thereof for such term or terms (which may be for a term extending beyond the Lease Term) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by the Landlord from such reletting shall be applied, first, to the repayment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees and of costs of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

     15.5 WAIVER OF RIGHTS OF REDEMPTION. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise.

     15.6 CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy stated or set forth anywhere in this Lease shall not prevent Landlord from exercising any other right or remedy which may be provided by law, in equity or this Lease, whether or not stated in this Lease. The termination of this Lease under this
Article 15 shall not release Tenant from obligations arising as a result of any acts or omissions occurring prior to such expiration or termination, including, without limitation, any indemnity obligations of Tenant and any obligations of Tenant under Article 7 of this Lease and all such obligations shall survive such termination.

     15.7 ADDITIONAL REMEDIES UPON DEFAULT. In addition to any rights or remedies hereinbefore or hereinafter conferred upon Landlord under the terms of this Lease, the following remedies and provisions shall specifically apply in the event Tenant engages in any one or more of the acts contemplated by the provisions of Section 15.2.6 of this Lease:

          15.7.1 ASSUMPTION OR REJECTION OF LEASE. In all events, any receiver or trustee in bankruptcy shall either expressly assume or reject this Lease within sixty (60) days following the entry of an "Order for Relief" or within such earlier time as may be provided by applicable law. In the event of an assumption of this Lease by a debtor or by a trustee, such debtor or trustee shall within fifteen (15) days after such assumption (i) cure any default or provide adequate assurance that defaults will be promptly cured; (ii) compensate Landlord for actual monetary loss or provide adequate assurance that compensation will be made for actual monetary loss, including, but not limited to, all attorneys' fees and costs incurred by Landlord resulting from any such proceedings; and (iii) provide adequate assurance of future performance. Where a default exists under this Lease, the trustee or debtor assuming this Lease may not require Landlord to provide services or supplies incidental to this Lease before its assumption by such trustee or debtor, unless Landlord is compensated under the terms of this Lease for such services and supplies provided before the assumption of such Lease;

          15.7.2 ASSIGNMENT. The debtor or trustee may only assign this Lease if (i) it is assumed and assignee agrees to be bound by this Lease, (ii) adequate assurance of future performance by the assignee is provided, whether or not there has been a default under this Lease, and (iii) the debtor or trustee has received Landlord's prior written consent pursuant to the provisions of
Section 12.1 of this Lease. Any consideration paid by any assignee in excess of the rental reserved in this Lease shall be the sole property of, and paid to, Landlord. Landlord shall be entitled to the fair market value for the Premises and the services provided by Landlord (but in no event less than the Rent reserved in this Lease) subsequent to the commencement of a bankruptcy event;

          15.7.3 OTHER MATTERS. Any Security Deposit given by Tenant to Landlord or Landlord's construction lender to secure the future performance by Tenant of all or any of the terms and conditions of this

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Lease shall be automatically transferred to Landlord upon the entry of an
"Order of Relief." The parties agree that Landlord is entitled to adequate assurance of future performance of the terms and provisions of this Lease in the event of an assignment under the provisions of the Bankruptcy Code. For purposes of any such assumption or assignment of this Lease, the parties agree that the term "adequate assurance" shall include, without limitation, at least the following: (a) any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) in an amount sufficient to assure that the proposed assignee will have the resources to meet the financial responsibilities under this Lease, including the payment of all Rent. The financial condition and resources of Tenant are material inducements to Landlord entering into this Lease; (b) any proposed assignee must not be engaged in any business or activity which it will conduct on the Premises and which will subject the Premises to contamination by any Hazardous Materials; (c) any proposed assignee must agree in writing to be bound by all the terms and provisions of this Lease.

     15.8 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord falls to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     15.9 LANDLORD'S CURE. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction or abatement of Base Monthly Rent, Additional Rent or any other Rent payable under the Lease except for any abatement specifically permitted under this Lease. If Tenant shall default in the performance of its obligations under this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its right based upon any default of Tenant and without releasing Tenant from any obligations hereunder and Tenant shall, within fifteen (15) days after delivery by Landlord to Tenant of statements therefor reimburse Landlord for all such expenditures, losses, costs, liabilities, damages and expenses.
All sums so paid by Landlord and all necessary incidental costs, and interest thereon at the Lease Interest Rate accruing from the date paid or incurred by Landlord until reimbursed to Landlord by Tenant, shall be payable to Landlord by Tenant as Rent on demand and Tenant covenants to pay all such sums. Tenant's obligations under this Section shall survive the expiration or sooner termination of the Lease Term.

                        ARTICLE 16 -- PROTECTION OF CREDITORS

     16.1 SUBORDINATION. Landlord shall have the right to require Tenant to subordinate this Lease to any ground lease, deed of trust, mortgage or the Declarations encumbering the Premises, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Landlord may, by written notice to Tenant, subordinate this Lease to any new Declarations. If any beneficiary under a deed of trust or mortgagee under a mortgage elects to have this Lease prior to the lien of its deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said deed of trust or mortgage or the date of recording thereof. As a condition to any such subordination, Landlord's lender shall provide to Tenant a commercially reasonable nondisturbance agreement signed by the party requesting such subordination (which may be part of a subordination and attornment agreement) recognizing Tenant's right to possession of the Premises so long as Tenant is not in default under this Lease beyond any applicable cure period.

     16.2 ATTORNMENT. If Landlord's interest in the Premises is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, or by any other person or entity, as a result of any other transfer by Landlord, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Premises and recognize such transferee or successor as Landlord under this Lease so long as such other person or entity agrees in writing to recognize Tenant's rights to possession and occupancy of the Premises pursuant to this Lease.

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     16.3 SIGNING OF DOCUMENTS.  Tenant shall sign and deliver any instrument or documents necessary or appropriate to effectuate or evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten
(10) days after written request, such failure shall constitute a default under this Lease entitling Landlord to terminate this Lease.

     16.4 ESTOPPEL CERTIFICATES.

          16.4.1 REQUEST. Upon either party's written request ("Requesting Party"), the other party ("Responding Party") shall execute, acknowledge and deliver to the Requesting Party a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated and is in full force and effect; (iii) the last date of payment of the Base Monthly Rent, and other charges and the time period covered by such payment; (iv) than the Requesting Party is not in default under this Lease (or, if the Requesting Party is claimed to be in default, stating why) and
(v) such other statements as required by the Requesting Party, or any lender or prospective lender, investor or purchaser. The Responding Party shall deliver such statement to the Requesting Party within ten (10) days after the Requesting Party's request. Any such statement by the Responding Party may be given by the Requesting Party to any prospective purchaser or encumbrancer of the Premises. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

          16.4.2 FAILURE TO RESPOND. If the Responding Party does not deliver such statement to the Requesting Party within such ten (10) day period, such failure shall constitute a default under this Lease. Further, the Requesting Party and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by the Requesting Party; (ii) that this Lease has not been canceled or terminated except as otherwise represented by the Requesting Party; (iii) that not more than one month's Base Monthly Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under this Lease. In such event, the Requesting Party shall be estopped from denying the truth of such facts.

     16.5 TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord and are available to the public to verify the net worth of Tenant, or any assignee, subtenant, or guarantor of Tenant. Tenant covenants that during the term of this Lease Tenant shall maintain a minimum net worth of five million dollars ($5,000,000.00). In addition, Tenant shall deliver to any lender or proposed purchaser of the Premises or any portion of the Project designated by Landlord any financial statements required by such lender or purchaser (which are available to the public) to facilitate the sale, financing or refinancing of the Premises or any portion of the Project. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein. Each such financial statement shall be executed by Tenant and shall be certified by Tenant to be true and correct.

     16.6 MORTGAGEE PROTECTION CLAUSE. Tenant agrees to give any mortgagees and/or trust deed holders, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing of the addresses of such mortgagees and/or trust deed holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any mortgagee and/or trust deed holder has commenced and. is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

                         ARTICLE 17 -- TERMINATION OF LEASE

     17.1 CONDITION UPON TERMINATION. Upon the termination of this Lease, Tenant shall surrender the Premises to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be

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obligated to repair any damage which Landlord is required to repair under
Article 14 of this Lease. No act done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing and signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord and, notwithstanding such delivery, Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and, at the option of Landlord, shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

     17.2 NON-REMOVAL BY TENANT. All alterations, including signs and sign cases, made by Tenant, or made by the Landlord on the Tenant's behalf and for which Tenant has paid Landlord in accordance with this Lease, shall remain the property of the Tenant for the Lease Term. Such Alterations (not including Tenant's trade fixtures) shall not be removed from the Premises. At the expiration or termination of this Lease Term, all such Alterations become the property of the Landlord; provided, however, Landlord may require that Tenant, at Tenant's sole cost, remove any such Alterations or utility installations at the expiration of the Lease Term and to restore the Premises to their prior condition. In removing any such Alterations as may be required by the Landlord, the Tenant shall remove any of its personal property and shall repair any damage to the Premises caused by such removal and, prior to such removal, Tenant shall post a bond or other security as may be required by the Landlord in order to insure the Landlord that the Premises will be repaired in a prompt and workmanlike manner. If Tenant fails promptly to commence and diligently pursue to completion such removal and restoration required by the provisions of this
Article 17, Tenant shall pay to Landlord the cost of such removal and restoration, such cost to include a reasonable charge for Landlord's overhead. Tenant shall continue to pay Rent for the portion of the Premises not completely vacated during such time together with all costs and expenses incurred by Landlord in removing, storing and disposing of such property together with all costs and expenses of repair to and clean up of the Premises. Thereafter, Landlord may retain or dispose of in any manner the personal property not so removed, without liability to Tenant.

     17.3 ABANDONED PROPERTY. Any property of Tenant not removed by Tenant upon the expiration of the Lease Term (or within five (5) Business Days after a termination by reason of Tenant's default) shall be considered abandoned, and Landlord may remove any or all such items and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account of and at the expense and risk of Tenant. If Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant. Landlord shall apply the proceeds of such sale (a) first, to the costs and expenses of such sale, including reasonable attorneys' fees actually incurred; (b) second, to the payment of the expense of or charges for removing and storing any such property; and (c) the balance to Landlord.

     17.4 LANDLORD'S ACTIONS ON PREMISES. Tenant hereby waives all claims for damages or other liability in connection with Landlord's re-entering and taking possession of the Premises or removing, retaining, storing or selling the property of Tenant as herein provided, and Tenant hereby indemnifies and holds Landlord and Landlord's Indemnitees harmless from any such damages or other liability, and no such re-entry shall be considered or construed to be a forcible entry.

     17.5 HOLDING OVER. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord and Landlord's Indemnitees against all damages incurred by Landlord from any delay by Tenant in vacating the Premises. If Tenant remains in possession of all or any part of the Premises after the expiration of the Lease Term with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only and not a renewal hereof or an extension for any further term, and in such case, Base Monthly Rent then in effect shall be increased by fifty percent (50%) and other monetary sums due hereunder shall be payable in the amount and at the time specified in this Lease, and such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein, except that the month-to-month tenancy will be terminable on thirty (30) days notice given at any time by either party.

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                       ARTICLE 18 -- MISCELLANEOUS PROVISIONS

     18.1 SUCCESSORS; NO THIRD PARTY BENEFICIARIES. Subject to limitations expressed elsewhere in this Lease, all rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as provided in Article 12 hereof. This Lease grants certain rights and imposes certain obligations by and between Landlord and Tenant only, and there are no third party beneficiaries of the agreement contained herein.

     18.2 SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     18.3 INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Premises with Tenant's expressed or implied permission.

     18.4 OTHER TENANCIES. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord, in the exercise of its sole business judgment, shall determine to best promote the interest of the Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the term of this Lease, either (i) enter into a lease for any space in the Project or (ii) continue to lease any space in the Project under any lease which is in effect as of the date of this Lease, or that any tenant under any lease in effect as of the date of this Lease will not assign or transfer its interest under its lease or change the use of the premises under such lease. By executing this Lease, Tenant acknowledges that Landlord has not made any representations, warranties or statements as to any of the foregoing and agrees that the occurrence of any of the foregoing or any similar event shall not affect Tenant's obligations under this Lease. Notwithstanding the foregoing, Landlord agrees not to lease any space in the Building for a term which falls with in the Lease Term to any tenant whose primary use will consist of (a) the operation of any executive suite service, excluding any office suite service for doctors, dentists or medical-related professionals and practitioners, or (b) providing to the general business community and the tenants in the Building of any of the following services (as opposed to the sale or servicing of equipment: (i) telephone answering services,
(ii) secretarial services, (iii) word processing services (excluding temporary employment services), (iv) electronic mail services, (v) facsimile transmission services, and (vi) video conferencing services. Landlord further agrees not to lease any space within the Building consisting of less than 500 Rentable square feet except as may be used for retail purposes, such as, but not limited to, a delicatessen.

     18.5 ENTIRE AGREEMENT. Any Exhibits attached hereto shall be incorporated herein as though fully set forth herein. This Lease and the Exhibits, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings, either oral or written, between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral, or written, between them other than are herein set forth, including the Option to Lease. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by the party to be charged with their performance.

     18.6 LANDLORD'S LIABILITY. As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Premises or the leasehold estate under a ground lease of the Premises at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer, provided the transferee assumes the obligations in writing and a copy of such writing is delivered to Tenant. However, each

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Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease. The obligations of Landlord under this Lease do not constitute personal obligations of Landlord, or its partners, directors, employees, officers, members, managers or shareholders and Tenant shall look solely to the Project and to no other assets of Landlord for satisfaction of any liability with respect to this Lease and will not seek recourse against the partners, directors, officers, members, managers or shareholders of Landlord herein, nor against any of their personal assets for such satisfaction.

     18.7 NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid or by overnight courier marked for delivery next Business Day. Notices to Tenant shall be delivered to the address specified in Item 5 of the Basic Terms, except that upon Tenant's taking possession of the Premises, the Premises shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in
Item 3 of the Basic Terms or such other address as may be instructed by Landlord. All notices shall be effective upon personal delivery or three (3) Business Days after deposit in the U.S. Mail or one (1) Business Day after deposit with an overnight courier.

     18.8 WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of Rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     18.9 NO RECORDATION. Tenant shall not record this Lease or a memorandum hereof without prior written consent from Landlord. However, Landlord may require that a "Short Form" memorandum of this Lease be executed by both parties and recorded.

     18.10 CHOICE OF LAW. The internal laws without regard to choice of law rules of the State of California shall govern this Lease.

     18.11 CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he or she has full authority to do so and that this Lease binds the corporation. Concurrently with execution of this Lease, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person signing this Lease for Tenant represents and warrants that he or she :is a general partner of the partnership, that he or she has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Concurrently with execution of this Lease, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     18.12 NO PARTNERSHIP. Landlord shall not by virtue of this Lease, in any way or for any purpose, be deemed to have become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a merger of a joint enterprise with Tenant, nor is Tenant an agent of Landlord for any reason whatsoever.

     18.13 JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     18.14 ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this Lease, the interpretation of this Lease, for damages for breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred. Further, if Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall be obligated to pay to Landlord, in addition to all other amounts for which Tenant is obligated hereunder, all of Landlord's reasonable costs and expenses incurred in
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reasonable attorneys' fees.  Any attorneys' fees incurred in enforcing any right of indemnity set forth in this Lease shall be recoverable and deemed to be within the scope of such indemnity and/or this attorneys' fees provision.

     18.15 LENDER MODIFICATION. If, in connection with obtaining any loans including but not limited to a construction loan, permanent financing or refinancing for the Project, a lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

     18.16 BROKERS. Except as specifically set forth herein, nothing contained herein shall impose upon Landlord any obligation to pay any commission or payment to Tenant's Broker specified in Item 13 of the Basic Terms. Landlord shall pay Landlord's Broker pursuant to a separate agreement. Landlord shall be responsible for paying a commission to Tenant's Broker in an amount equal to three percent (3%) of the Base Monthly Rent for the first two (2) Lease Years; two and one-half percent (2.5%) of the Base Monthly Rent for the third Lease Year; two percent (2%) of Base Monthly Rent for the fourth and fifth Lease Years; and one and one-half percent (1.5%) of the Base Monthly Rent for the sixth, seventh, eighth, ninth and tenth Lease Years of the Lease Term; provided, however, that in no event shall the total commission payable by Landlord exceed three and one-quarter percent (3.25%) of the Base Monthly Rent for Lease Years 1 through 10. Such commission payable to Tenant's broker shall be deemed earned only at the rate of fifty percent (50%) upon mutual execution of the Lease, and fifty percent (50%) upon the Commencement Date. If and to the extent Landlord owes a commission to Tenant's broker as aforesaid, Landlord shall pay such commission fifty percent (50%) upon Landlord's obtaining a construction loan for construction of the Building (and actual receipt of the proceeds thereof), and fifty percent (50%) upon the Commencement Date, it being agreed that Landlord's responsibility to pay any commission to Tenant's broker is contingent upon Landlord's obtaining such construction loan and actual receipt of the proceeds thereof. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in
Item 13 of the Basic Terms, and that they know of no other real estate broker or agent who may be entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than that specified herein.

     18.17 FORCE MAJEURE. If Landlord or Tenant cannot perform any of their obligations due to events beyond their reasonable control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions. Notwithstanding any provision in this Lease to the contrary, Tenant shall be required to make each and every payment of Rent in a timely fashion, and the due date for such payment shall not be extended for events of force majeure or otherwise.

     18.18 TENANT OBLIGATIONS SURVIVE TERMINATION. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the Lease Term shall, survive the expiration or earlier termination of the Lease Term, including, without limitation, all payment obligations and all obligations concerning the condition of the Premises.

     18.19 GRANT OF SECURITY INTEREST. In addition to any and all statutory liens granted to landlords under the laws of California, Landlord shall have, at all times, and Tenant hereby grants and agrees to grant Landlord a valid security interest to secure payment of all sums payable under this Lease as Rent becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, equipment, furniture, improvements, inventory, chattel, and other personal property of Tenant presently, or which may hereafter be situated within the Premises or used in connection therewith wherever located, whether now owned or hereafter acquired, and all proceeds therefrom, including, without limitation, insurance proceeds (collectively "Personal Property"), and such Personal Property shall not be removed from the Premises without the prior consent of Landlord, which consent may

                                     32

                                               Landlord Initials:    EC    JN
                                                                 --------------
                                                Tenant Initials:       RR
                                                                 --------------
                                                              1185557.05-10/1.97
be withheld in Landlord's sole discretion, until all arrearages in Rent, as well as any and all other sums of money then due to Landlord hereunder, shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. In the event of a default by Tenant hereunder, Landlord may, in addition to any other remedies provided elsewhere herein or allowed by law, all of which are cumulative, enter upon the Premises and take possession of any and all Personal Property of Tenant situated within the Premises without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase such Personal Property unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the Personal Property (including, without limitation, reasonable attorneys' fees and legal expenses) shall be applied as a credit against the indebtedness secured by the security interest granted in this Section. Any surplus shall be paid to Tenant or as otherwise required by law, and Tenant shall pay any deficiencies forthwith. Contemporaneous with the execution of this Lease, and, at any other time during the Lease Term if requested by Landlord, Tenant shall execute and deliver to Landlord uniform commercial code financing statements in sufficient form so that when properly filed, the security interest hereby given shall thereupon be perfected. If requested hereafter by Landlord, Tenant shall also execute and deliver to Landlord uniform commercial code financing statement change instruments in sufficient form to reflect any proper amendment or modification in or extension of the aforesaid contract lien and security interest hereby granted. Landlord is hereby granted by Tenant, Tenant's power of attorney to execute said financing statements and change instruments in Tenant's name, place, and stead. Said power is coupled with an interest and is irrevocable. Landlord shall, in addition to all of its rights hereunder, also have all of the rights and remedies of a secured party under the uniform commercial code as adopted in California.

     18.20 TENANT'S WAIVER. Any claim which Tenant may have against Landlord for default in performance of any of the obligations herein contained to be kept and performed by Landlord shall be deemed waived unless such claim is asserted by written notice thereof to Lessor within forty-five (45) days of Tenant's knowledge of the alleged default or of accrual of the cause of action and unless suit be brought thereon within six (6) months subsequent to the accrual of such cause of action.

     18.21 SUBMISSION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.



                      LANDLORD:

Dated: 10-27-97       MARCO PLAZA ENTERPRISES, a California general partnership
       --------
                      By:  /s/ illegible
                           --------------------------------
                      Name:  illegible
                           --------------------------------
                      Title:  Partner
                           --------------------------------


                      TENANT:
Dated: 10/24/97       RUBIO'S RESTAURANTS, INC., a Delaware corporation
       --------

                      By:  /s/ Rafael R. Rubio
                           --------------------------------
                      Name:  Rafael R. Rubio
                           --------------------------------
                      Title:
                           --------------------------------

                      By:
                           --------------------------------
                      Name:
                           --------------------------------
                      Title:
                           --------------------------------


                                               Landlord Initials:    EC    JN
                                                                 --------------
                                                Tenant Initials:       RR
                                                                 --------------
                                                              1185557.05-10/1.97

                                      EXHIBIT A

                                     SITE PLAN

                            CORNERSTONE CORPORATE CENTER


                                     [PICTURE]

                                     EXHIBIT "B"

                               RULES AND REGULATIONS

     1. WALKWAYS. The sidewalks, roadways, and other public portions in the Project shall be used by the Tenant for the purpose solely of ingress and egress to and from the Premises of the Tenant. Tenant, its employees and agents, shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, halls, stairways or elevators, and shall use the same only as a means of ingress and egress for the Premises.

     2. CONDITIONS OF PREMISES. The Tenant shall keep the interior portion of the Premises, to include all windows, doors, and all other glass, plate fixtures, and trim in a clean condition. No improvements, additions, or materials of any kind are permitted to be placed on the outside of any of the Premises by Tenant.

     3. STORAGE OF REFUSE. All waste paper, garbage and refuse shall be kept in the kind of container specified by Landlord, and shall be placed outside of the Premises in specified trash containers prepared for collection in the manner and at the times and places specified by Landlord. Landlord may implement a recycling program and in such case, Tenant shall deposit refuse in accordance with any requirements of such recycling program. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost whether billed directly or as part of Common Area Maintenance Charges.

     4. AERIALS. No aerial shall be erected on the roof or exterior walls of the Premises, or within the Project, without in each instance, the written consent of the Landlord, which may be withheld in Landlord's sole discretion. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

     5. CONDUCT. Tenant shall conduct its business in an orderly manner in the best interests of the Project. No loudspeakers, televisions, phonographs, radios, or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of the Landlord, which may be withheld in Landlord's sole discretion.

     6. OUTSIDE AREAS. Tenant shall not place or permit any dirt or rubbish in any Common Area or any obstruction or materials in such areas, including, without limitation, inventory, costs or signage of any type or kind. No exterior storage shall be allowed without permission in writing from Landlord.

     7. PARKING. Subject to the terms of the Lease, Tenant and Tenant's employees shall park only in those portions of the parking area designated for that purpose by Landlord. Landlord has the right to make changes in the parking procedures and guidelines from time-to-time, to benefit the Project, in Landlord's sole opinion.

     8. PLUMBING. The plumbing facilities shall not be used for any purpose other than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose employees, agents or invitees shall have caused it.

     9. FLAMMABLE MATERIALS. The Tenant shall not keep or permit to be kept on the Premises any flammable or combustible fluid, chemical, or explosive material of any kind. Tenant shall not burn any trash or garbage of any kind in or about the Premises, or the Project.

     10. AUCTIONS. Tenant shall not hold any auction, fire, or bankruptcy sale in the Premises.

                                     EXHIBIT "B"
                                     Page 1 of 2

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                                                Tenant Initials:       RR
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                                                                     9/30/97

     11. NO ANIMALS. Tenant shall not bring into the Premises at the Project any animals of any type or kind, except animals necessary to assist persons with disabilities.

     12. SAFES. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Project and also the times and manner of moving the same in and out of the Project. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. All damage done to any part of the Project, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of Tenant and any expense of said damage or injury shall be borne by Tenant.

     13. SAFETY PROCEDURES. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

     14. PROTECTION FROM THEFT. Tenant acknowledges that Landlord may not provide any guard service or other security measures. In any event, Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

     15. WAIVER BY LANDLORD. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall (i) be effective unless in writing, or (ii) be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, or (iii) prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Project.

     16. CHANGES TO RULES. Landlord reserves the right from time to time to amend or supplement the foregoing rules and regulations, and to adopt and promulgate additional rules and regulations applicable to the Premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Tenant and Tenant agrees to comply with all such rules and regulations upon receipt of notice. Landlord shall not be liable in any way to Tenant for any damage or inconvenience caused by any other tenant's noncompliance with these rules and regulations.


                                     EXHIBIT "B"
                                     Page 2 of 2

                                               Landlord Initials:    EC    JN
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                                                Tenant Initials:       RR
                                                                  --------------
                                                                     9/30/97

                                    EXHIBIT "C"


                               WORK LETTER AGREEMENT


     MARCO PLAZA ENTERPRISES, a California general partnership ("Landlord') and RUBIO'S RESTAURANTS, INC., a Delaware corporation ("Tenant") as of this 24th day of October, 1997, are executing simultaneously with this Work Letter Agreement ("Work Letter"), a written lease (the "Lease") covering the Premises described in the Lease.

     This Work Letter defines the scope of Improvements (as defined below) which Landlord shall be obligated to construct or install. If there is a conflict between the terms and provisions of thus Work Letter and the Lease, this Work Letter shall control. Terms which have initial capital letters and are not otherwise defined in this Work Letter shall have the meaning set forth in the Lease.

     This Work Letter is a part of the Lease and shall be subject to all of its terms and conditions, including all definitions contained therein. In consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as set forth below.


                SECTION I - IMPROVEMENTS; PLANNING AND DOCUMENTS

     1.1 CONSTRUCTION. Landlord agrees to furnish all of the material, labor and equipment as may be reasonably necessary for the construction of the Improvements (as defined below) in a good and workmanlike manner in substantial conformance with the Shell Plans and Specifications (as defined below) and the T.I. Plans and Specifications (as defined below) and in compliance with all covenants, conditions and restrictions to which the Land is subject and all applicable building laws, ordinances, orders, rules, regulations and requirements of any governmental agency having jurisdiction over the development of the Land. Landlord shall use its reasonable efforts to achieve Substantial Completion of the Improvements by the Estimated Commencement Date.

          1.1.1 IMPROVEMENTS. "Improvements" shall mean the Building and all improvements, machinery, equipment, fixtures and other property, real, personal or mixed (excepting Tenant's trade fixtures, machinery, and equipment) installed or constructed on the Land or in the Building by Landlord (including, without limitation, Common Area, Site Amenities, and other site improvements and landscaping), together with all additions, alterations and replacements thereof. Improvements shall include the Shell Improvements (as defined below) and Tenant Improvements (as defined below) constructed by Landlord.

          1.1.2 LAND. "Land" shall mean that portion of the Project upon which Landlord shall construct the Building and the portions of the Common Area as required pursuant to this Lease.

     1.2  SHELL IMPROVEMENTS.

          1.2.1     SHELL DEFINITIONS.

               1.2.1.1 PRELIMINARY PLANS AND SPECIFICATIONS. "Preliminary Plans and Specifications" shall mean those preliminary plans and specifications for the Shell Improvements, prepared by Brian Paul and Associates, Architects and Planners ("Building Architect"), which describe and depict the site plan and Common Area within the Building and certain preliminary exterior elevation improvements, and which are referenced and/or described on Schedule 2 attached hereto.

               1.2.1.2 SHELL CONSTRUCTION DRAWINGS. "Shell Construction Drawings" shall mean 1/4 or 1/8 scale construction drawings for the Shell Improvements containing all information reasonably necessary to construct the Shell Improvements, which drawings shall be reasonably consistent with the Preliminary Plans and Specifications and shall incorporate the selected Exterior Building Finishes.

                                    EXHIBIT "C"
                                    Page 1 of 12

                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------
                                                                     9/30/97

               1.2.1.3 SHELL IMPROVEMENTS. "Shell improvements" shall mean a three-story office building of steel frame construction, including two finished elevators, fire sprinkler systems (distributed with heads required for building shell final inspection by the City of Carlsbad), emergency stairway exits, central plant for HVAC system and an HVAC water loop for each floor, finished restrooms on each floor, finished Common Area for fire existing on the ground floor and finished lobby of the ground floor from the front of the Building entrance to the Building core, all such improvements to be reasonably comparable to "Class A" standards of a suburban office building, and substantially in conformance with the office Building-Outline Specifications dated May 28, 1997, attached hereto as Schedule 1. Shell Improvements shall include the Site Amenities and those components of the Premises which are identified in the Preliminary Plans and Specifications as elements of the basic Building shell, or more specifically as "Shell Improvements," land, land preparation, landscaping and all necessary utilities stubbed to the Building, or as otherwise mutually identified by Landlord and Tenant, in writing.

               1.2.1.4 SHELL PLANS AND SPECIFICATIONS. "Shell Plans and Specifications" shall mean collectively the Preliminary Plans and Specifications, the Exterior Building Finishes Plans, the Shell Construction Drawings, and all related plans, drawings, specifications and notes developed or prepared in connection therewith.

          1.2.2 PREPARATION OF SHELL IMPROVEMENT DOCUMENTS. Landlord and Tenant have approved the Preliminary Plans and Specifications, including the size, location and design of the Site Amenities.

               1.2.2.1 SHELL CONSTRUCTION DRAWINGS. As soon as is reasonably practicable, Landlord shall prepare the Shell Construction Drawings in substantial conformance with the Preliminary Plans and Specifications.

     1.3  TENANT IMPROVEMENTS.

          1.3.1     TENANT DEFINITIONS.

               1.3.1.1 DESIGN DEVELOPMENT DRAWINGS. "Design Development Drawings" shall mean reasonably detailed preliminary construction drawings for the Tenant Improvements, which drawings shall be reasonably consistent with the approved Schematic Design Drawings.

               1.3.1.2 SCHEMATIC DESIGN DRAWINGS. "Schematic Design Drawings" shall mean reasonably detailed and dimensioned 1/8 scale preliminary schematic design drawings for the Tenant Improvements, which drawings are reasonably consistent with the approved Space Plan.

               1.3.1.3 SPACE PLAN. "Space Plan" shall mean a floor by floor layout designation of all counters, fixtures, demising walls and partitions, and other equipment to be included in the Building as the Tenant Improvements. The Space Plan shall be prepared by the Tenant's space planner or as otherwise selected by Tenant in its reasonable discretion.

               1.3.1.4 TENANT IMPROVEMENTS. "Tenant improvements" shall mean all those portions of the Premises which are identified in the Space Plan and which are the responsibility of Landlord's Contractor, or as otherwise mutually identified by Landlord and Tenant, in writing. The Tenant Improvements shall be based on the approved Space Plan.

               1.3.1.5 T.I. CONSTRUCTION DRAWINGS. "T.I. Construction Drawings" shall mean 1/4 or 1/8 scale construction drawings for the Tenant Improvements containing all information reasonably necessary to construct the Tenant Improvements, which drawing shall be reasonably consistent with the approved Design Development Drawings.

               1.3.1.6 T.I. PLANS AND SPECIFICATIONS. "T.I. Plans and Specifications" shall mean collectively the Space Plan, Schematic Design Drawings, Design Development Drawings, and T.I. Construction Drawings, and all related plans, drawings, specifications and notes developed or prepared in connection therewith.

                                    EXHIBIT "C"
                                    Page 2 of 12

                                               Landlord Initials:    EC    JN
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                                                Tenant Initials:       RR
                                                                  -------------
                                                                     9/30/97

          1.3.2     PLANNING: PREPARATION OF TENANT IMPROVEMENT DOCUMENTS.

               1.3.2.1 SPACE PLAN. Concurrently with the execution of this Work Letter, Tenant shall cause the Space Plan to be prepared in accordance with this Work Letter. Landlord will have the right to reasonably review and approve the draft Space Plan. Tenant shall submit the proposed Space Plan to Landlord for Landlord's review and approval, which approval shall not be unreasonably withheld or delayed. Landlord shall respond in writing to Tenant within ten
(10) days of receipt of any portion of the Space Plan specifying its approval or reasonable changes to the plans submitted, if any. Failure of Landlord to respond within said ten (10) day period shall be deemed Landlord's approval of the Space Plan so submitted. If Landlord requests reasonable revisions to the Space Plan in conformance with the terms of this Lease, Tenant shall revise said documents and resubmit them to Landlord for its review and approval. Failure of Landlord to respond within ten (10) days shall be deemed Landlord's approval on the revised Space Plan so submitted. The foregoing process shall continue until the Space Plan is approved. Notwithstanding any provision in this Work Letter to the contrary, Tenant shall be responsible for producing a final Space Plan approved by Landlord no later than December 1, 1997. Tenant acknowledges that Landlord is relying on Tenant's timely delivery of the final approved Space Plan in order to allow Landlord to Substantially Complete the Premises by the Estimated Commencement Date. Accordingly, for each day which passes after the foregoing date and before an approved Space Plan is delivered to Landlord, the Estimated Commencement Date shall be delayed the same number of days.

               1.3.2.2 SCHEMATIC DESIGN DRAWING. As soon as is reasonably practicable following Landlord's approval of the Space Plan, Tenant shall submit to Landlord proposed Schematic Design Drawings. The Schematic Design Drawings shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld or delayed. Landlord shall respond in writing to Tenant within ten (10) days of receipt of any portion of the Schematic Design Drawings specifying its approval or disapproval thereof. Landlord may only disapproved proposed Schematic Design Drawings if they do not substantially conform to the approved Space Plan. If Landlord disapproves any portion of the Schematic Design Drawings, then Landlord shall, timely and specifically and in writing,
(a) approve those portions which are acceptable to Landlord, and (b) disapprove those portions which are not acceptable to Landlord, specifying the reasons for such disapproval and describing in detail the change Landlord requests for each item disapproved. Failure of Landlord to respond within said ten (10) day period shall be deemed Landlord's approval of the Schematic Design Drawings so submitted. In the event the Schematic Design Drawings have been disapproved by Landlord, and Tenant and Landlord are unable to resolve Landlord's disapproval after good faith efforts to do so over a period of ten (10) Business Days after delivery of Landlords notice disapproving Schematic Design Drawings, Landlord and Tenant shall submit their disagreement to the dispute resolution procedure described in Section 1.3.2.5 below.

               1.3.2.3 DESIGN DEVELOPMENT DRAWING. As soon as is reasonably practicable following approval of the Schematic Design Drawings, Tenant shall submit to Landlord proposed Design Development Drawing. The Design Development Drawings shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld or delayed. Landlord shall respond in writing to Tenant within ten (10) days of receipt of any portion of the Design Development Drawings. Landlord may only disapprove proposed Design Development Drawings if they do not substantially conform to the approved Schematic Design Drawings. If Landlord disapproves any portion of the Design Development Drawings, then Landlord shall, timely and specifically and in writing, (a) approve those portions which are acceptable to Landlord, and (b) disapprove those portions which are not acceptable to Landlord, specifying the reasons for such disapproval and describing in detail the change Landlord requests for each item disapproved. Failure of Landlord to respond within said ten (10) day period shall be deemed Landlord's approval of the Design Development Drawings so submitted. In the event the Design Development Drawings have been disapproved by Landlord, and Tenant and Landlord are unable to resolve Landlord's disapproval after good faith efforts to do so over a period of ten (10) Business Days after delivery of Landlord's notice disapproving the Design Development Drawings, Landlord and Tenant shall submit the disagreement to the dispute resolution procedure described in Section 1.3.2.5 below.

               1.3.2.4 T.I. CONSTRUCTION DRAWINGS. As soon as is reasonably practicable following approval of the Design Development Drawings, Tenant shall submit to Landlord proposed T.I. Construction Drawings. The T.I. Construction Drawings shall be subject to the approval of Landlord, which approval shall not be

                                    EXHIBIT "C"
                                    Page 3 of 12

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                                                                  -------------
                                                                     9/30/97
unreasonably withheld or delayed. Landlord shall respond in writing to Tenant within ten (10) days of receipt of any portion of the T.I.
Construction Drawings. Landlord may only disapprove the T.I. Construction Drawings if they do not substantially conform to the approved Design
Development Drawings. If Landlord disapproves any portion of the T.I. Construction Drawings, then Landlord shall, timely and specifically and in writing, (a) approve those portions which are acceptable to Landlord, and (b) disapprove those portions which are not acceptable to Landlord, specifying the reasons for such disapproval and describing in detail the change Landlord requests for each item disapproved. The failure of Landlord to respond within said ten (10) day period shall be deemed Landlord's approval of the T.I. Construction Drawings so submitted. In the event the T.I. Construction Drawings have been disapproved by Landlord, and Tenant and Landlord are unable to resolve Landlord's disapproval after good faith efforts to do so over a period of ten (10) Business Days after delivery of Landlord's notice disapproving the T.I. Construction Drawings, Landlord and Tenant shall submit their disagreement to the dispute resolution procedure described in Section
1.3.2.5 below. Notwithstanding any provision of this Work Letter to the contrary, Tenant shall be responsible for delivering final T.I. Construction Drawings approved by Landlord no later than February 15, 1998. Tenant acknowledges that Landlord is relying on Tenant's timely delivery of the final approved T.I. Construction Drawings in order to allow Landlord to timely deliver the Premises on the Estimated Commencement Date. Accordingly, for each day which passes after the foregoing date and before approved T.I. Construction Drawings are delivered to Landlord, the Estimated Commencement
Date shall be delayed the same number of days.

               1.3.2.5   DESIGN DISPUTES.   In the event Landlord and Tenant are
unable to resolve Landlord's disapproval of a phase of the development of the T.I. Plans and Specifications as described in Sections 1.3.2.2, 1.3.2.3, and
1.3.2.4 above (a "Design Dispute"), they shall resolve those differences through the binding arbitration of a neutral third party in accordance with this provision. In the event of a Design Dispute, Landlord and Tenant shall meet within three (3) days to make a good faith attempt to mutually appoint a single party who shall be a licensed architect ("Arbitrating Architect"), with not less than ten (10) years experience in commercial and industrial architecture and who is not then employed or otherwise previously affiliated with either party, to arbitrate their differences and resolve the Design Dispute. If Landlord and Tenant are unable to agree upon a single Arbitrating Architect, then each shall, within two (2) Business Days after the meeting, select an architect that meets the foregoing qualifications. The two (2) architects so appointed shall, within two (2) Business Days after their appointment, appoint a third architect meeting the foregoing qualifications who shall serve as the Arbitrating Architect. If the two (2) architects so selected cannot agree on the selection of the Arbitrating Architect within the time above specified, then either party, on behalf of both parties, may request appointment of the Arbitrating Architect by the Presiding Judge of the San Diego Superior Court. The procedures for arbitrating and resolving the Design Dispute shall be established by the Arbitrating Architect in a mariner designed to promptly resolve the Design Dispute. The determination of the Arbitrating Architect shall be limited solely to the issue of the Design Dispute and shall be made within ten (10) Business Days of its submission by the parties for arbitration. The decision of the Arbitrating Architect shall be binding on both parties. The cost of the arbitration, including, without limitation, attorneys' fees and costs, witness fees, expert witness fees, and costs of the arbitration proceeding, may be awarded by the Arbitrating Architect to the prevailing party. The non-prevailing party shall be charged with any time delays caused by the Design Dispute. In the event of army judicial enforcement or confirmation proceeding relating to an arbitration award or a Design Dispute, the prevailing party shall be entitled to recover from the other party all related costs, including reasonable attorneys' fees and costs.

               1.3.2.6 OWNERSHIP. Notwithstanding the fact that Tenant is responsible for developing all phases of the approved T.I. Plans and Specifications, the parties have agreed that, by execution hereof, Tenant is assigning to Landlord all of Tenant's right, title and interest in and to the ownership of the T.I. Plans and Specifications.

     1.4 BUILDING PERMITS. Landlord shall be responsible for obtaining from any relevant and jurisdictional governmental authority all governmental approvals necessary for the construction of the Shell Improvements, including a building permit. Tenant shall be responsible for obtaining from any relevant and jurisdictional governmental authority all governmental approvals necessary for the construction of the Tenant Improvements, including a building permit. Landlord shall be responsible for the payment of the building permit fees for the Shell Improvements and, pursuant to the Tenant Improvement Allowance and/or the Tenant Contingency Allowance, Landlord shall also be responsible for the payment of the building permit fees for the

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                                                Tenant Initials:       RR
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

Tenant Improvements. If a change to the approved Shell Plans and Specifications or T.I. Plans and Specifications is required by any governmental authority as a condition to obtaining a building permit, such change shall be made to the Shell Plans and Specifications and/or T.I. Plans and Specifications and deemed to have been approved by Landlord and/or Tenant, as appropriate. Tenant shall negotiate in good faith for the allocation of any increase in construction costs due to such a change. The costs associated with any such changes related to the Shell Improvements shall be Landlord's responsibility and related to the Tenant Improvements shall be Tenant's responsibility. The parties shall cooperate with each other as may be reasonably necessary to obtain the building permit and any and all other permits, as appropriate. Notwithstanding any provision of this Work Letter or the Lease to the contrary, Tenant shall obtain the necessary building permits for the approved T.I. Plans and Specifications no later than April 1, 1998. Tenant acknowledges that Landlord is relying upon Tenant's timely acquisition of the Tenant Improvements building permits so that Landlord may Substantially Complete the Premises by the Estimated Commencement Date. Accordingly, for each day which passes after the foregoing date and before all building permits for the Tenant Improvements are obtained and delivered to Landlord, the Estimated Commencement Date shall be delayed the same number of days.

     1.5 CONDITION OF PREMISES; LIMITATION. Except as specifically provided in this section, Landlord makes no warranties or representations with regard to the Premises or the Improvements, or any portion thereof, and Tenant shall accept the Premises in the condition in which they are delivered on the Commencement Date; provided, however, that the Premises shall be constructed in substantial conformance with the approved T.I. Plans and Specifications and in accordance with all applicable laws then in effect. Landlord makes no warranty to Tenant regarding any other aspect of the Improvements or the Premises, including but not limited to, any patent or latent defects, which Tenant expressly waives any rights to make claims therefore; provided, however, that Landlord hereby assigns to Tenant on a nonexclusive basis all guarantees and warranties from any contractors, subcontractors, materialmen and suppliers which provide construction, labor or materials to the Premises.

     1.6 APPROVALS. After Landlord's approval of any of the T.I. Plans and Specifications, no significant changes, modifications or alterations may be made without the prior written consent of both Landlord and Tenant; provided, however, if any changes are required (i) by any governmental agency with jurisdiction over the Project, (ii) as a result of field conditions, or (iii) to substitute reasonably equivalent materials to avoid unanticipated delays, strikes or shortages, then Landlord shall be authorized to make such changes. The costs of any such changes to the T.I. Plans and Specifications are to be included within the Total Cost (as hereinafter defined). Any changes to the T.I. Plans and Specifications after approval thereof, other than any changes required under Subsections (i), (ii) and (iii) above, shall constitute a Change Order (as hereinafter defined).

     1.7 COSTS. All costs and fees associated with the preparation of the Shell Plans and Specifications, including, without limitation, all consultant or subcontractor design fees, and all costs of constructing the Shell Improvements shall be borne solely by Landlord, except as expressly set forth herein. Shell Plans and Specifications shall be prepared by the Budding Architect and other consultants selected by Landlord in its sole discretion. T.I. Plans and Specifications shall be prepared by Tenant's space planner and other consultants selected by Tenant and reasonably approved by Landlord.

                    SECTION 2 - TENANT IMPROVEMENTS

     2.1 TENANT IMPROVEMENTS. The Tenant Improvements and shall remain Landlord's property and shall be surrendered to Landlord upon expiration or earlier termination of the Lease in accordance with the provisions of the Lease.

     2.2 PREMISES FURNISHINGS. It is expressly understood that Landlord's obligation to construct Tenant Improvements in the Premises is limited to construction of the Tenant Improvements specifically contemplated by the T.I. Plans and Specifications. Tenant shall be solely responsible for the performance and expense of the design, layout, provision, delivery and installation of any furniture, furnishings, equipment, and any other personal property Tenant will use at the Premises. In arranging for the performance of any of the work referred to in the preceding sentence, Tenant shall be permitted to enter the Premises only upon the prior consent of Landlord and shall adopt a schedule in conformance with the schedule(s) of Landlord's Contractor (as hereinafter defined) and conduct its work

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                                                Tenant Initials:       RR
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

in such a manner as to maintain harmonious labor relations so as not to interfere unreasonably with or delay the work of Landlord's contractors in substantially completing the Tenant Improvements.

                   SECTION 3 - TENANT IMPROVEMENT ALLOWANCE

     3.1 TENANT IMPROVEMENT ALLOWANCE. Landlord has agreed to contribute a one-time tenant improvement allowance for the cost of preparing the T.I. Plans and Specifications related to Tenant Improvements and toward the cost of constructing the Tenant Improvements, including any necessary permits and demolition work in an amount up to the amount specified in Item 15 of the Basic Terms of the Lease ("Tenant Improvement Allowance"). The Tenant Improvement Allowance is based on the Usable square feet of the Premises, and the calculation of Usable square feet for the Premises shall be mutually agreed to by the Building Architect and Tenant's space planner. Tenant shall be solely responsible for any and all costs of constructing the Tenant Improvements in excess of the Tenant Improvement Allowance pursuant to the provisions of Section
3.2 and Section 3.3 below. The total of all costs incurred by Landlord in connection with the design and construction of the Tenant Improvements shall be referred to as the "Total Costs."

          3.1.1 ALLOCATION. Notwithstanding Section 3.1 above, the parties have agreed that certain portions of Tenant Improvement Allowance may only be used for certain portions of the Tenant Improvements. Such allocations are as follows: (a) a minimum of twenty-two dollars and fifty cents ($22.50) per Usable square foot (as defined in the Lease) of the Tenant Improvement Allowance shall be used for building standard tenant improvements as described on Schedule 3 attached hereto and incorporated herein; (b) a maximum of two dollars fifty cents ($2.50) per Usable square foot of the Tenant Improvement Allowance shall be used for Tenant's space planner, architecture and engineering fees; (c) a maximum of one dollar fifty cents ($1.50) per Usable square foot of the Tenant Improvement Allowance shall be used for fees and permits related to the Tenant Improvements; and (d) the remainder of the Tenant Improvement Allowance shall be used for Tenant Improvement which are more expensive than building standard, as Tenant requests in its sole discretion. Portions of the Tenant Improvement Allowance may be utilized for nonbuilding standard Tenant Improvements if and only if Tenant incorporates such requests into the Space Plan, as appropriate, prior to their initial approval.

     3.2 TENANT CONTINGENCY ALLOWANCE. In the event Tenant elects to exceed the Tenant Improvement Allowance, and Tenant elects to not pay such excess in a cash lump sum to Landlord upon Substantial Completion of the Premises, and/or the actual cost of the Tenant Improvements exceeds either the total Tenant Improvement Allowance or the specific allocations set forth in Section 3.1.1 above (collectively, the "Excess Costs"), Landlord has agreed to advance payment towards the Excess Costs in an amount up to the amount of the Tenant Contingency Allowance specified in Item 16 of the Basic Terms of the Lease. In such event, Tenant shall repay to Landlord as Additional Rent the amount of the Tenant Contingency Allowance paid by Landlord. Such repayment of the Tenant Contingency Allowance shall be at the rate of one and thirty-two hundredths cents ($0.0132) per Rentable square foot per month in the Premises for each one dollar ($1.00) per Rentable square foot in the Premises of Excess Cost paid by Landlord, and adding the resulting monthly amount to the Base Monthly Rent due hereunder. For example, and not by way of limitation, if the Tenant Improvement costs exceeded the Tenant Improvement Allowance by sixteen thousand four hundred twenty-five dollars ($16,425), which sixteen thousand four hundred twenty-five dollars ($16,425) were the total Excess Cost, then the Base Monthly Rent due hereunder would be increased by one and thirty-two hundredths cents ($0.0132) per Rentable square foot per month (because such Excess Cost is equal to one dollar ($l.00) per Rentable square foot of Premises).

     3.3  COST OF TENANT IMPROVEMENT WORK.

          3.3.1 OBTAINING COST QUOTATION. Landlord shall retain a contractor, acceptable to Landlord in its reasonable discretion ("Contractor"), as contractor for the Tenant Improvements. The Contractor may be an affiliate of Landlord or any of its partners. Within ten (10) days after Landlord's approval of the T.I. Construction Documents, Landlord shall provide to Tenant the cost of the Tenant Improvements ("Cost Quotation") based upon the approved T.I. Construction Documents. Landlord will require the Contractor to competitively bid all major subtrades for the Tenant Improvements construction.

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                                                Tenant Initials:       RR
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

          3.3.2 APPROVAL OF COST QUOTATION BY TENANT. Tenant shall, within five (5) Business Days of receipt thereof, either: (i) agree in writing to pay the cost by which the Cost Quotation exceeds the sum of the Tenant Improvement Allowance and the Tenant Contingency Allowance ("Additional Cost"), or (ii) revise the T.I. Construction Documents or Space Plan so that the Cost Quotation is either (a) no more than the Tenant Improvement Allowance plus Tenant Contingency Allowance, or (b) in excess of the Tenant Improvement Allowance plus Tenant Contingency Allowance by the amount of Additional Cost which Tenant agrees to pay. If Tenant elects to revise the T.I. Construction Documents in order to reduce the Cost Quotation, the period of time between Tenant's election to revise the T.I. Construction Documents and the approval of the revised T.I. Construction Documents by Tenant shall constitute a Tenant Delay (as defined below). If the sum of the Cost Quotation plus the amounts described in Section 3.1.I (b) and 3.1.1 (c) is less than the maximum Tenant Improvement Allowance set forth in the Basic Terms, the Tenant Improvement Allowance shall be deemed to be an amount equal to such sum. The failure of Tenant to respond within the five (5) Business Day period shall be a Tenant Delay. Upon approval by Tenant, Landlord shall be authorized to proceed with the Improvements in accordance with the approved T.I. Construction Documents. All costs of revising the T.I. Construction Documents, including, without limitation, re-engineering, estimating, printing of drawings, costs of any space planner, architect, engineering consultants and other consultants and any other incidental expenses shall be chargeable against the Tenant Improvement Allowance and includable in the Total Cost.

     3.4 LANDLORD COSTS FOR TENANT IMPROVEMENTS. All costs incurred by Landlord in connection with (a) the design, construction and installation of the Tenant Improvements, (b) any demolition or modification of any existing improvements as may be necessary to accomplish construction of the Tenant Improvements in conformance with the T.I. Construction Documents, or (c) any other measures taken by Landlord which may be reasonably required to accomplish Landlord's construction of the Tenant Improvements, including but not limited to Landlord's procurement of bonds, insurance policies and governmental permits, and shall be charged against the Tenant Improvement Allowance and included with the Total Cost.

     3.5 TENANT COSTS FOR TENANT IMPROVEMENTS. Tenant shall deliver to Landlord at least twenty (20) days prior to the commencement of construction of the Tenant Improvements cash equal to one hundred percent (100%) of the amount of the Additional Costs. Tenant shall be solely responsible for all Additional Costs.

                SECTION 4 - CONSTRUCTION OF TENANT IMPROVEMENTS

     4.1 COMMENCEMENT OF CONSTRUCTION. Landlord intends to arrange for the Commencement of Construction to occur on or before February 15, 1998. If Commencement of Construction does not occur on or before February 15, 1998, Landlord shall not in any event be liable to Tenant for damages as a result thereof but Tenant shall have the right, as its sole and exclusive remedy, to terminate this Lease by delivering written notice thereof to Landlord by on or before February 20, 1998. If Tenant fails to deliver such notice of termination by on or before February 20, 1998, such right to terminate shall be deemed waived and the Lease shall continue in full force and effect.

     4.2 CONSTRUCTION OF TENANT IMPROVEMENTS. After approval of the T.I. Construction Documents, Landlord's Contractor shall use its diligent efforts to Substantially Complete (as defined below) the Tenant Improvements on or before the Estimated Commencement Date set forth in the Lease. Landlord shall enter into a construction contract with Contractor which contains a guaranteed delivery date for the Tenant Improvements, including a liquidated damage penalty provision, such date of delivery to be established after approval of the final T.I. Construction Drawings and subject to events of force majeure.

     4.3 COMPLETION OF TENANT IMPROVEMENTS. Landlord shall be responsible for the construction of the Tenant Improvements in substantial conformance with the approved T.I. Construction Documents. Landlord shall use its good faith efforts to estimate when the Premises will be Substantially Complete and deliver to Tenant written notice sixty (60) days prior to such estimated date. Upon Substantial Completion (as defined below) of the Tenant Improvements, Landlord shall provide a "punchlist" identifying the corrective work of the type commonly found on an architectural punchlist with respect to the Tenant Improvements, which list shall be in Landlord's reasonable discretion based on whether such items were required by the approved T.I. Construction Documents. Within ten

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

(10) Business Days after delivery of the punchlist, Landlord shall commence the correction of punchlist items and diligently pursue such work to completion within thirty (30) days after Substantial Completion. The punchlist procedure to be followed by Landlord and Tenant shall in no way limit Tenant's obligation to occupy the Premises under the Lease nor shall it in any way excuse Tenant's obligation to pay Rent as provided under the Lease, unless such punchlist items reasonably precludes Tenant from occupying the Premises, as reasonably determined by Landlord and Tenant.

     4.4 PROGRESS REPORTS; SITE MEETINGS. Landlord shall provide to Tenant monthly progress reports describing the condition and estimated schedule for completing the Tenant Improvements ("Progress Reports"). Landlord shall include in the Progress Report a comparison of then-known actual costs of the Tenant Improvements compared to the estimated cost as reflected in the approved Cost Quotation. In no event shall the Progress Reports be deemed to be a representation, warranty or an assurance by Landlord of the date of Substantial Completion or the Total Cost of the Tenant Improvements and Tenant specifically acknowledges that the Progress Report is only an estimate by Landlord based on information provided to Landlord. Landlord shall have no liability or responsibility for any errors or inaccuracies in a Progress Report. In addition, Landlord and Tenant shall coordinate on-site meetings of construction personnel as reasonably appropriate in order to implement the construction described in this Work Letter.

     4.5 SUBSTANTIAL COMPLETION. 'Substantial Completion" or "Substantially Completed" as used herein shall mean both (a) delivery of written notice to Tenant of the completion of construction of the Tenant Improvements in the Premises pursuant to the approved T.I. Construction Documents with the exception of minor details of construction installation, decoration, or mechanical adjustments and punchlist items as certified to by Landlord, and (b) the issuance by the City of Carlsbad of a final inspection approval, certificate of occupancy, a temporary certificate of occupancy or some other authorization or Tenant has occupied and obtained the beneficial use of the Premises.
Substantial Completion shall be deemed to have occurred notwithstanding the requirement to complete "punchlist" items or similar corrective work. Tenant agrees that if Landlord shall be delayed in causing such work to be Substantially Completed as a result of any of the events as defined below (referred to herein as a "Tenant Delay"), then such delay shall be the responsibility of Tenant, and will result in the Commencement Date of the Term being the earlier of: (i) Tenant's opening of the Premises for business; (ii) the date of Substantial Completion or (iii) the date when Substantial Completion would have occurred if there had been no Tenant Delay, providing that Landlord shall not be required to work on an overtime basis in order to bring the Premises to Substantial Completion. For the purposes of this Work Letter, a Tenant Delay is defined as follows: (a) Tenant's failure to comply with any time frames set forth herein or in the Lease, (b) any changes in any stage of the T.I. Plans and Specifications requested by Tenant after Landlord's and Tenant's final approval of such stage, including, without limitation, any changes made to reduce the Cost Quotation pursuant to this Work Letter, (c) tenant's failure to furnish any documents required herein or approve any item or any cost estimates as required herein, (d) Tenant's request for materials, finishes, or installations other than Landlord's Building Standard items, (e) Tenant's failure to perform any act or obligation imposed on Tenant by the Lease or this Work Letter as and when requested thereunder or hereunder, or any other delay otherwise caused by Tenant, its agents, employees or contractors which operates to delay Landlord's Substantial Completion of the Tenant Improvements, as reasonably determined by Landlord.

                          SECTION 5 - TENANT WORK

     5.1 FINISH WORK. All finish work and decoration and other work desired by Tenant and not included within the Improvements as set forth in the approved Shell Construction Documents or T.I. Construction Documents, including specifically, without limitation, all computer systems, cabling, telephone systems, telecommunications systems and other items (the "Tenant Work") shall be finished and installed by Tenant at Tenant's sole expense and shall not be chargeable against the Tenant Improvement Allowance. If any Tenant Work is not set forth on the approved T.I. Construction Documents, Tenant shall secure Landlord's prior consent for such Tenant Work in the same manner and following the same procedures provided for in the Lease. Tenant shall not commence the construction or installation of any improvements on the Premises, including, specifically, the Tenant Work, without Landlord's prior written approval (which shall not be unreasonably withheld) of: (i) Tenant's contractor, (ii) detailed plans and specifications for the Tenant Work, and (iii) a certificate(s) of insurance accurately showing that Tenant's contractor maintains insurance coverage in amounts, types, form and with companies

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

reasonably acceptable to Landlord. All such certificates or policies shall be endorsed to show Landlord as an additional insured and insurance shall be maintained by Tenant or Tenant's contractor at all times during the performance of the Tenant Work.

     5.2 LANDLORD'S OBLIGATIONS. Landlord is under no obligation to construct or supervise construction of any of the Tenant Work and any inspection by Landlord shall not be construed as a representation that the Tenant Work is in compliance with the final plans and specifications therefor or that the construction will be free from faulty material or workmanship or that the Tenant Work is in conformance with any building codes or other applicable regulations. All of the Tenant Work shall be undertaken and performed in strict accordance with the provisions of the Lease and this Work Letter.

                      SECTION 6 - CHANGE ORDERS

     Tenant may request changes in the Tenant Improvements during construction only by written instructions to Landlord, or its designated representative, on a form approved by Landlord. All such changes will be subject to Landlord's prior written approval, which shall be approved or disapproved by Landlord in its reasonable discretion, within three (3) Business Days of receipt. Prior to commencing any change, Landlord will prepare and deliver to Tenant, for Tenant's approval, a change order (the "Change Order") setting forth the additional time, if any, needed for such change and the total costs of such change which will include associated architectural, engineering and construction contractor's fees. If a Change Order requires additional time to construct, the Estimated Commencement Date shall be extended by a similar number of days. Within two (2) Business Days after delivery to Tenant of the total costs of the Change Order, Tenant shall deliver notice of approval, together with a cash payment equal to one hundred percent (100%) of the cost of the Change Order if and to the extent such cost exceeds the sum of the Tenant Improvement Allowance and the Tenant Contingency Allowance ("Payment"). If Tenant fails to approve such Change Order and deliver the Payment within five (5) days after delivery by Landlord, Tenant will be deemed to have withdrawn the proposed Change Order and Landlord will not proceed to perform the change. Upon Landlord's receipt of Tenant's approval and Payment, Contractor will proceed to perform the change.

                  SECTION 7 - RESPONSIBILITY FOR FUNCTION

     Tenant will be responsible for the function of all Tenant Improvements whether or not approved by Landlord or installed by Landlord at Tenant's request. Landlord's preparation and/or approval of any design or constriction documents will not constitute any representation or warranty as to the adequacy, efficiency, performance or desirability of the improvements.

                   SECTION 8 - TENANT AND LANDLORD OBLIGATIONS

     8.1 ACCESS AND ENTRY. During Landlord's construction of the Premises, Landlord agrees to provide reasonable access as described herein to the Premises to Tenant and :Its agents, for the purpose of installing Tenant's fixtures, Tenant Work and furniture, so long as such access does not unreasonably interfere with the conduct of Landlord's construction activities or affect Landlord's ability to diligently bring the Premises to Substantial Completion by the Estimated Commencement Date. Landlord acknowledges that access during the construction of the Tenant Improvements for purpose of performing Tenant Work is important to Tenant. If Landlord, in its reasonable discretion, determines that the providing of such access may affect its ability to bring the Premises to Substantial Completion on the Estimated Lease Term Commencement Date as set forth in this Lease, Landlord shall have the right to deny or otherwise restrict such access to Tenant and its agents until Substantial Completion of the Tenant Improvements. The terms of such access may require that Tenant and Tenant's agents perform work at times and in the manner designated by Landlord, including nights, weekends, and holidays. Also, Tenant and its agents may be required to utilize only certain access areas at certain times, designated by Landlord.
With respect to any approved Tenant Work, Tenant shall adopt a schedule in conformance with the schedule of Landlord's Contractor and conduct its work in such a manner as to maintain harmonious labor relations so as not to interfere unreasonably with or delay the work of Landlord's Contractor. Tenant's contractors and agents shall be subject to the supervision of Landlord's construction supervisor.

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

     8.2 RISK OF LOSS. All materials, work, installations and decorations of any nature brought upon or installed in the Premises before the Commencement Date shall be at the risk of the party who brought such materials or items onto the Premises. Neither Landlord nor any party acting on Landlord's behalf shall be responsible for any damage or loss or destruction of such items brought to or installed in the Premises by Tenant prior to such date, except in the event of Landlord's negligence or willful misconduct. As a condition to such early entry, Landlord may require Tenant to execute a hold harmless agreement, in a form acceptable to Landlord. Such early occupancy shall be subject to the terms and provisions of the Lease.

     8.3 CONFORMANCE WITH LAWS. All Tenant Work shall be done in conformity with applicable codes and regulations of governmental authorities having jurisdiction over the Project and the Premises and valid building permits and other necessary authorization from appropriate governmental agencies when required, shall be obtained by Tenant for the Tenant Work at Tenant's expense. Any Tenant Work not acceptable to the applicable governmental authority or not reasonably satisfactory to Landlord in accordance with the standard in the preceding sentence (unless previously approved by Landlord), shall be promptly corrected, replaced, or brought into compliance with such applicable codes and regulations at Tenant's expense. Notwithstanding any failure by Landlord to object to any such Tenant Work, Landlord shall have no responsibility therefor.

     8.4 LIENS. Tenant shall keep the Premises and Project free from any mechanics', materialmen's or other liens arising out of any work performed upon or materials or furniture, fixtures or improvements delivered to the Premises including but not limited to any Tenant Work performed, materials furnished or obligations incurred by or for Tenant or any person or entity claiming by, through or under Tenant. Landlord shall have the right at all times to post and keep posted on the Premises any notices which it deems necessary for its protection from such liens. If any such liens are filed and are not released of record by payment or posting of a proper bond within ten (10) days after such filing, Landlord, may, without waiving its rights and remedies based on such breach by Tenant and without releasing Tenant from any obligations hereunder or under the Lease, cause such liens to be released by any means it shall deem proper, including payment of the claim giving rise to such lien in which event all amounts paid by Landlord shall immediately be due and payable by Tenant.

                      SECTION 9 - TENANT'S REPRESENTATIVE

     Tenant has designated Richard Rubio as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of Tenant as required in this Work Letter. Tenant may change its representative under this Work Letter at any time by providing five (5) days prior written notice to Landlord. All inquiries, requests, instructions, authorizations and other communications with respect to matters covered by this Work Letter from Landlord will be made to Tenant's Representative.

                   SECTION 10 - LANDLORD'S REPRESENTATIVE

     Landlord has designated James McCann as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of Landlord as required in this Work Letter. Landlord may change its representative under this Work Letter at any time by providing five (5) days prior written notice to Tenant. All inquiries, requests, instructions, authorizations and other communications with respect to the matters covered by this Work Letter from Landlord will be made to Tenant's representative. Tenant will communicate solely with Landlord's Representative and will not make any inquiries of or requests to, and will not give any instructions or authorizations to, any other employee or agent of Landlord, including Landlord's architect, engineers, and contractors or any of their agents or employees, with regard to matters covered by this Work Letter.

                        SECTION 11 - MISCELLANEOUS

     11.1 SOLE OBLIGATIONS. Except as herein expressly set forth with respect to the Improvements or in the Lease. Landlord has no agreement with Tenant and has no obligation to do any work with respect to the Premises. Any other work in the Premises which may be permitted by, Landlord pursuant to the terms and conditions of the

                                    EXHIBIT "C"
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                                                Tenant Initials:       RR
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

Lease, including any alteration or improvements as contemplated in the Lease, shall be done at Tenant's sole cost and expense and in accordance with the terms and conditions of the Lease.

     11.2 APPLICABILITY.  This Work Letter shall not be deemed applicable to:
(a) any additional space added to the original Premises at any time, whether by the exercise of the Right of First Refusal or any options under the Lease or otherwise, or (b) any portion of the original Premises or any additions thereto In the event of a renewal or extension of the original Lease Term, whether by the exercise of any options under the Lease or any amendment or supplement thereto. The construction of any additions or improvements to the Premises not contemplated by this Work Letter shall be effected pursuant to a separate work letter agreement, in the form then being used by Landlord and specifically addressed to the allocation of costs relating to such construction.

     11.3 AUTHORITY; COUNTERPARTS. Any person signing this Work Letter on behalf of Tenant warrants and represents that such person has authority to do so. This Work Letter may be executed in counterparts, each of which shall be deemed an original, but all of which together constitute one instrument.

     11.4 BINDING ON SUCCESSORS. Subject to the limitations on assignment and subletting contained in the Lease, this Work Letter shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     11.5 LANDLORD'S APPROVAL RIGHTS. Landlord may withhold its approval of the Space Plan, including any revisions requested by Tenant, the T.I. Construction Documents, Change Orders or other work requested by Tenant which require work which: (i) exceeds or affects the structural integrity of the Project, or any part of the heating, ventilating, air conditioning, plumbing, mechanical, electrical, communication or other systems of the Project; (ii) is not approved by the holder of any mortgage or deed of trust encumbering the Project at the time the work is proposed; (iii) would not be approved by a prudent owner of property similar to the Project; (iv) violates any agreement which affects the Project or binds Landlord; (v) Landlord reasonably believes will increase the cost of operation or maintenance of the common areas within or any of the systems of the Project; (vi) Landlord reasonably believes will reduce the market value of the Premises or Project at the end of the Lease Term; (vii) does not conform to applicable building codes or is not approved by any governmental authority with jurisdiction over the Premises; (viii) is not a Building Standard item or an item of equal or higher quality; (ix) in Landlord's determination detrimentally affects the uniform exterior appearance of the Project; or (x) is reasonably disapproved by Landlord for any other reason not set forth herein.

     11.6 TIME OF THE ESSENCE. Time is of the essence as to each and every term and provision of this Work Letter. In all instances where Tenant is required to approve an item, if no written notice of disapproval is given within the stated time period at the end of said period the item shall automatically be deemed approved and the next succeeding time period shall commence. Except as otherwise provided, all references herein to a "number of days" shall mean and refer to calendar days.

     11.7 FORCE MAJEURE. If either party cannot perform any of its obligations due to events beyond such party's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events; provided, however, that in no event shall the due date for the payment of any money be extended.

     11.8 ATTORNEY'S FEES. In any action to enforce or interpret the terms of this Work Letter, the party prevailing in that action shall be entitled to recover its reasonable attorneys' fees and costs of suit, both at trial and on appeal.

     11.9 INCORPORATION. This Work Letter is and shall be incorporated by reference in the Lease and all of the terms and provisions of the Lease are incorporated herein for all purposes. Any default by Tenant hereunder also constitutes a default under the Lease.

                                    EXHIBIT "C"
                                    Page 11 of 12

                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------
                                                                     9/30/97

     IN WITNESS WHEREOF, the Work Letter has been made and executed as of the date set forth below.


                                LANDLORD

Dated:         10/27/97         MARCO PLAZA ENTERPRISES, a
      ---------------------     California general partnership

                                By:  /s/ illegible
                                   ----------------------------
                                Name:     illegible
                                   ----------------------------
                                Title:    Partner
                                   ----------------------------

                                TENANT:
Dated:         10/27/97
       --------------------     RUBIO'S RESTAURANTS, INC., a
                                Delaware corporation

                                By:  /s/
                                   ----------------------------
                                Name:     Rafael R. Rubio
                                   ----------------------------
                                Title:    Chairman
                                   ----------------------------


                                By:
                                   ----------------------------
                                Name:
                                   ----------------------------
                                Title:
                                   ----------------------------



                                    EXHIBIT "C"
                                    Page 12 of 12

                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------
                                                                     9/30/97

                          SCHEDULE 1 TO EXHIBIT "C"

                        CORNERSTONE CORPORATE CENTRE

                   OFFICE BUILDING OUTLINE SPECIFICATIONS
                -----------------------------------------------
                                MAY 28, 1997

Project Name:  CornerStone Corporate Center        Number of buildings:  Four (4)
             -------------------------------
Project Location:   Carlsbad Airport Centre        Gross Building:     52,000     SF
                  ---------------------------                     ---------------
          Lot 8                                    Rentable Building (GLA)  50,506  SF
---------------------------------------------                              ---------
Building Address:     to be determined             Rentable floor plate size:  16,425  SF
                  ---------------------------                                 ---------
                                                   Core factor  14.0  %
---------------------------------------------                  -------
Gross Site Area:  3.31   Acres                     GLA building coverage  48   % (GLA/NetSite Area)
                -------                                                  ------
Net Site Area:      2.5  Acres
                -------
Parking Spaces Provided     208  Ea.
                          -------
Parking Ratio per GLA  4.0 / 1000 SF
                      -----


BUILDING SHELL DESCRIPTION

1.  UBC Construction Type:  III 1 hour.

2. Foundations: Typical pad/spread footings at bearing columns. Excludes any caisson or pile footings.

3. Slab on Grade: 4" concrete slab on grade, 2500 PSI, with #3 bars 24" on center each way over 2" coarse sand over vapor barrier over 2" coarse sand.

4. Structural System: Structural steel framing system of columns and beams with wood floor joists, plywood subdeck with 11/2" lightweight concrete.

5. Floor loading: Designed for 100 lb. per square foot, which includes 80 lb. per square foot of live load (i.e.: fixtures and furnishings) and 20 lb. per square foot of dead/partition load.

6.  Bay Depth Spacing:  34 feet to 48 feet.

7. Exit Stairs: 2 exit stairwells, one on each end of the building with steel pan concrete filled landings and treads and painted round steel pipe handrails.

8. Typical Floor ceiling height: Finished ceiling height of 9' within 13' 4" floor to floor structural system.

                              SCHEDULE 1 TO EXHIBIT "C"
                                   Page 1 of 3


                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------

9. Building Exterior: A composition system of applied stone (slate and limestone) over stucco and high performance vision glass in an anodized aluminum frame.

10. Roofing:  4-ply built up roof with mineral cap sheet, 10 year bondable.

11. Elevators: 2 hydraulic elevators to service each of the floors with 3,000 lb. load capacity.

12. Common Area Restrooms: Men's and women's restrooms on each floor designed to meet Title 24 and ADA requirements and shall include flush valve toilets, wall hung urinals, ceiling hung plastic laminate toilet partitions, and 2 sinks with stone countertops.

13. Common Area Showers/Lockers: Men's and women's shower and locker facilities shall be provided to service the building.

14. Automatic Fire Sprinklers: The fire sprinkler system will be designated to provide coverage for the shell building with provisions for standard office type tenant improvements.

15. Heating, Ventilating and Air Conditioning System (HVAC): Cooling tower and boiler together with piped water loops on each floor and central make-up air shafts (and/or soffits supply) throughout shell building.

16. Electrical System: The building will provide with a 1200 amp 277/480 volt, 3 phase, 4 wire main electrical system including conduit only distribution to electrical rooms on each floor. Metering will be provided in the main electrical room for the Building Shell.

17. Security System: The building will be equipped with a card key access system. Each tenant must provide their own security system for their premises.

INTERIOR OFFICE IMPROVEMENTS

1.  Deleted

2.  Deleted

3.  Deleted

4.  Deleted

5.  Deleted

6.  Deleted

7.  Deleted

8.  Deleted

                              SCHEDULE 1 TO EXHIBIT "C"
                                   Page 2 of 3


                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------

9. Fire Sprinklers - The fire sprinkler system will be modified for complete coverage utilizing semi-recessed heads.

10. HVAC - Provide supply and return conditioned air distribution from the shell building package unit system to the office space at approximately 1 ton per 400 SF.


                              SCHEDULE 1 TO EXHIBIT "C"
                                   Page 3 of 3


                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------

                              SCHEDULE 2 TO EXHIBIT "C"





                                        [PICTURE]





                                                  CORNERSTONE CORPORATE CENTRE



                             SCHEDULE 2 TO EXHIBIT "C"
                                       Page 1 of 3

                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------

                                       SCHEDULE 2






                                        [PICTURE]



                             SCHEDULE 2 TO EXHIBIT "C"
                                      Page 2 of 3

                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------

                                     SCHEDULE 2





                                     [PICTURE]




                             SCHEDULE 2 TO EXHIBIT "C"
                                     Page 3 of 3

                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------

                             SCHEDULE 3 TO EXHIBIT "C"

NEWPORT NATIONAL CONSTRUCTION CO
PRELIMINARY TENANT IMPROVEMENT COST ESTIMATE

PROJECT:  RUBIO'S
          Cornerstone Corporate Center                                       Estimate based on Maggetti Elam preliminary
          Bldg    3rd Flr                      Usable TI S.F.:    14.719     space plan dated 3/4/97, Excld's corridor S.F. & cost

------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
    COST                   DESCRIPTION                 QTY        UNIT      UNIT       UNIT           TOTAL
   CODES                                                         PRICE                TOTAL         LINE ITEM
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
1-000         GENERAL REQUIREMENTS
1-200         Final Clean up                           14,719       $0.10  SF           $1,472
1-100         Progress Clean up                        14,719       $0.07  SF           $1,030
                                                                                                           $2,502
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
3-000         CONCRETE
                                                                    $0.00  SF               $0
                                                                                                               $0
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
6-000         ROUGH CARPENTRY
                                                                    $0.00  EA               $0
                                                                                                               $0
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
8-235         MILLWORK
              P-lam base cabinet                           10     $175.00  LF           $1,750
              P-lam uppers & lowers                        32     $275.00  LF           $8,800
              P-lam worksurface 36"                        75      $75.00  LF           $5,625
              P-lam reco desk                              28     $300.00  LF           $8,400
                                                                                                          $24,575
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
7-000         INSULATION
              Walls - ?????                             1,647       $0.30  SF             $494
                                                                    $0.00  SF               $0
                                                                                                             $494
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
7-011         ROOFING
                                                                    $0.00  LS               $0
                                                                                                               $0
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
8-000         DOORS/FRMS/HRDW
              Sngl 1 rh 3086 sc maple dr/frm/hrdw                 $895.00  EA               $0
              Dbl 1 rh 3086 sc maple dr/frm/hrdw                $1,740.00  EA               $0
              Sngl unrtd 3086 sc maple dr/frm/hrd          32     $700.00  EA          $22,400  1 DrFrJrdw per 400 sf
              Dbl unrtd 3086 ac maple dr/frm/hrdw           1   $1,375.00  EA           $1,375
              By-pass closet drs                            2     $450.00  EA             $900
              Cypher locks                                        $450.00  EA               $0
              Locksets                                             $50.00  EA               $0
              Card key proximity reader                         $1,500.00  EA               $0
                                                                                                          $24,675
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------

------------- ---------------- --------- ------------- --------- ---------- ------
    COST           TOTAL         STD       STANDARD               NON-STD
   CODES         COST PSF        UNIT      TI COST                TI COST
------------- ---------------- --------- ------------- --------- ---------- ------
1-000
1-200                                          $1,472                   $0
1-100                                          $1,030                   $0
                   0.17
------------- ---------------- --------- ------------- --------- ---------- ------
3-000
                                                   $0                   $0
                   0.00
------------- ---------------- --------- ------------- --------- ---------- ------
6-000
                                                                        $0
                   0.00
------------- ---------------- --------- ------------- --------- ---------- ------
8-235
                                                   $0               $1,750
                                                   $0               $8,800
                                                   $0               $5,625
                                                   $0               $8,400
                   1.67
------------- ---------------- --------- ------------- --------- ---------- ------
7-000
                                                   $0                 $494
                                                   $0                   $0
                   0.03
------------- ---------------- --------- ------------- --------- ---------- ------
7-011
                                                   $0                   $0
                   0.00
------------- ---------------- --------- ------------- --------- ---------- ------
8-000
                                                   $0                   $0
                                                   $0                   $0
                                              $22,400                   $0
                                               $1,375                   $0
                                                   $0                 $900
                                                   $0                   $0
                                                   $0                   $0
                                                   $0                   $0
                   1.68
------------- ---------------- --------- ------------- --------- ---------- ------

                            SCHEDULE 3 TO EXHIBIT "C"
                                  Page 1 of 4

                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------

------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
    COST                   DESCRIPTION                 QTY        UNIT      UNIT       UNIT           TOTAL
   CODES                                                         PRICE                TOTAL         LINE ITEM
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
8-030         GLASS & GLAZING
              Interior Window Coverings                 3,409       $2.25  SF           $7,871
              2' clerestory windows                                $20.00  SF               $0
              9' interior windows                         495      $20.00  SF           $9,900
              9' mirror @ gym & showers                            $10.50  SF               $0
              Shower doors                                  1     $275.00  EA             $275
              Storefront doors balconies                    4     $750.00  EA           $3,000
                                                                                                          $21,046
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
9-930         DRYWALL
              Perimeter drywall                         2,503       $1.50  SF           $3,755
              Full hgt wall 13' high to structure         195      $35.00  LF           $6,825
              Interior part 9'-0" high                    748      $25.00  LF          $18,700
              Gyp board ceilings                          612       $2.65  SF           $1,622
              Bracing @ folding part                       29      $25.00  LF             $725
                                                                                                          $31,626
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
???           ACOUSTICAL CEILINGS
              2'X2' regular                            14,107       $1.50  SF          $21,161
              Open ceiling                                          $1.10  SF               $0
              Total ceiling area excluding gyp clgs    14,107                                             $21,161
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
???           CERAMIC TILE
              Ceramic tile flr @ exec restroom            112       $7.50  SF             $840
              Ceramic tile walls @ exec restroom          164       $9.50  SF           $1,558

                                                                                                           $2,398
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
9-090         CARPETING
              Carpet-Allowance                         14,161       $1.78  SF          $25,207
                                                                                                          $25,207
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
9-080         RESILIENT FLOORING/BASE
              VCT-Armstrong                               446       $1.60  SF             $714
              Base-Roppe 2-1/2"                         2,420       $1.10  LF           $2,662
                                                                                                           $3,376
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
9-100         PAINTING/WALLCOVERING
              Walls                                    20,089       $0.27  SF           $5,424
              Doors-Stain grade                            33      $50.00  EA           $1,650
              Vinyl wallcovering                        1,269       $1.75  SF           $2,221
                                                                                                           $9,295
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
10-000        SPECIALTIES
                                                                                            $0
                                                                                            $0
                                                                                                               $0
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------

------------- ---------------- --------- ------------- --------- ---------- ------
    COST           TOTAL         STD       STANDARD               NON-STD
   CODES         COST PSF        UNIT      TI COST                TI COST
------------- ---------------- --------- ------------- --------- ---------- ------

8-030
                                               $7,871                   $0
                                                   $0                   $0
                                                   $0               $9,900
                                                   $0                   $0
                                                   $0                 $275
                                                   $0               $3,000
                   1.43
------------- ---------------- --------- ------------- --------- ---------- ------
9-930
                                               $3,755                   $0
                                               $6,825                   $0
              1 LF per 10 sf                  $18,700                   $0
                                                   $0               $1,622
                                                   $0                 $725
                   2.15
------------- ---------------- --------- ------------- --------- ---------- ------
???                2.15
                                              $21,161                   $0
                                                   $0                   $0
                   1.44
------------- ---------------- --------- ------------- --------- ---------- ------
???
                                                   $0                 $840
                                                   $0               $1,558
                                                   $0                   $0
                   0.16
------------- ---------------- --------- ------------- --------- ---------- ------
9-090
                                   1.78       $25,207                   $0
                   1.71
------------- ---------------- --------- ------------- --------- ---------- ------
9-080
                                                   $0                 $714
                                               $2,662                   $0
                   0.23
------------- ---------------- --------- ------------- --------- ---------- ------
9-100
                                               $5,424                   $0
                                               $1,650                   $0

                   0.63
------------- ---------------- --------- ------------- --------- ---------- ------
10-000
                                                   $0                   $0
                                                   $0                   $0

------------- ---------------- --------- ------------- --------- ---------- ------

                            SCHEDULE 3 TO EXHIBIT "C"
                                  Page 2 of 4

                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------

------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
    COST                   DESCRIPTION                 QTY        UNIT      UNIT       UNIT           TOTAL
   CODES                                                         PRICE                TOTAL         LINE ITEM
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
10-010        Toilet Accessories/partitions
              Toilet accessories                            1     $375.00  EA             $375
                                                                           EA               $0
                                                                                                             $375
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
              EQUIPMENT
              Folding Partition                            29     $250.00  LF           $7,250
              Dishwashers                                   1     $350.00  EA             $350
              Microwaves                                    2     $150.00  EA             $300
              Stove/oven                                    1     $750.00  EA             $750
                                                                                                           $8,650
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
15-000        MECHANICAL
15-010        Plumbing:
              Insta-Hot Water heater                        1     $300.00  EA             $300
              Sink @coffee rms & showers                    3     $750.00  EA           $2,250
              Drain line                                  200      $15.00  EA           $3,000
              Hot/Cold waterline                          200      $10.00  LF           $2,000
              Floor drains                                  1     $350.00  EA             $350
              Garbage disposal                              2     $175.00  EA             $350
              Water heaters                                 2     $450.00  EA             $900
                                                                                                           $9,150
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
15-           Heating/Air Conditioning:
              Title 24/Engineering                     14,719       $0.18  SF           $2,649
              Watersource heat pumps:                      37   $1,125,00  TON         $41,397   1 ton per 400 sf
                                                                                                          $44,047
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
15-030        Fire Protection:
              Fire sprinklers                              98      $80.00  EA           $7,850
                                                                                                           $7,850
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
16-000        ELECTRICAL
              Duplex 2 outlets                            146      $40.00  EA           $5,840
              Dedicated duplex outlet                      12     $105.00  EA           $1,260
              GFIC outlet                                   4      $60.00  EA             $240
              208 volt outlet copy machine                  2     $185.00  EA             $370
              Floor outlet                                  2     $210.00  EA             $420
              Floor data/tele outlet                        2     $180.00  EA             $360
              System furn power (4 cluster)                 5     $320.00  EA           $1,600
              System furn 1-1/4" tele conduit (4            5     $150.00  EA             $750
              clst
              System furn 1-1/4" data conduit (4            5     $150.00  EA             $750
              cls
              2-Gang Switch                                36      $49.00  EA           $1,764
              2-Gang 3 way Switch                           6      $72.00  EA             $432
              2 x 4 2 Lamp Parabolic Fixtures             168     $140.00  EA          $23,520
              Incandsnt dwn lts in brd rm                  12     $155.00  EA           $1,860
              Incandsnt wall wshr lts in brd rm            16     $176.00  EA           $2,816

------------- ---------------- --------- ------------- --------- ---------- ------
    COST           TOTAL         STD       STANDARD               NON-STD
   CODES         COST PSF        UNIT      TI COST                TI COST
------------- ---------------- --------- ------------- --------- ---------- ------
10-010
                                                   $0                 $375
                                                   $0                   $0
                   0.03
------------- ---------------- --------- ------------- --------- ---------- ------

                                                   $0               $7,250
                                                   $0                 $350
                                                   $0                 $300
                                                   $0                 $750
                   0.59
------------- ---------------- --------- ------------- --------- ---------- ------
15-000
15-010
                                                   $0                 $300
                                                   $0               $2,250
                                                   $0               $3,000
                                                   $0               $2,000
                                                   $0                 $350
                                                   $0                 $350
                                                   $0                 $900
                   0.62
------------- ---------------- --------- ------------- --------- ---------- ------
15-
                                               $2,649                   $0
                                              $41,397                   $0
                   2.99
------------- ---------------- --------- ------------- --------- ---------- ------
15-030
                                               $7,850                   $0
                   0.53
------------- ---------------- --------- ------------- --------- ---------- ------
16-000
                1 per 10 LF                    $5,840                   $0
                   wall
                                                   $0               $1,260
                                                   $0                 $240
                                                 $370                   $0
                                                   $0                 $420
                                                   $0                 $360
                                                   $0               $1,600
                                                   $0                 $750

                                                   $0                 $750

                1 per 10 LF                    $1,764                   $0
                   wall
                                                   $0                 $432
                1 per 90 sf                   $23,520                   $0
                                                   $0               $1,860
                                                   $0               $2,816

                            SCHEDULE 3 TO EXHIBIT "C"
                                  Page 3 of 4

                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------

------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
    COST                   DESCRIPTION                 QTY        UNIT      UNIT       UNIT           TOTAL
   CODES                                                         PRICE                TOTAL         LINE ITEM
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
              shower lts                                    1     $220.00  EA             $220
              Exit lights                                  10     $200.00  EA           $2,000
              Emergency batteries                          10     $110.00  EA           $1,100
              Title 24 Load ????                       14,719       $0.10  SF          $1,1472
              Package Heat pumps                           15     $600.00  EA           $8,831
              Telephone backboards                          1     $150.00  EA             $150
              Panel Transformers/elc                        2   $3,500,00  EA           $7,000
              Subtotal                                                                                    $62,755
------------- -------------------------------------- --------- ----------- -------------------- ------------------
                                                                                      SUBTOTAL           $299,181
17-005        Contingency                                              5%             $299,181            $14,959

------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
19-000        General Conditions                                       4%             $314,140            $12,566
                                                                                      SUBTOTAL           $326,705
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
23-005        CONTRACTOR FEE                                           4%             $326,705            $13,068
                                                                                      SUBTOTAL           $339,773
------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
24-200        INSURANCE                                             1.00%             $339,773             $3,398

------------- -------------------------------------- --------- ----------- -------- ----------- ------------------
              TOTAL PRIME CONTRACT                                                                       $343,171
------------- ====================================== ========= =========== ======== =========== ==================
              ALLOWANCE                                14,719       $0.00  SF                                  $0
              A&E                                      14,719       $.075  SF                             $11,039
              Permits                                  14,719       $1.50  SF                             $22,079
------------- ====================================== ========= =========== ======== =========== ==================
              TOTAL T.I. ESTIMATED COST                                                                  $376,289
------------- ====================================== ========= =========== ======== =========== ==================


------------- ---------------- --------- ------------- --------- ---------- ------
    COST           TOTAL         STD       STANDARD               NON-STD
   CODES         COST PSF        UNIT      TI COST                TI COST
------------- ---------------- --------- ------------- --------- ---------- ------
                                                   $0                 $220
                                               $2,000                   $0
                                               $1,100                   $0
                                              $1,1472                   $0
                                               $8,831                   $0
                                                 $150                   $0
                                               $7,000                   $0
                   4.26
------------- ---------------- --------- ------------- --------- ---------- ------
                   20.33                     $220,972     15.01    $78,208   5.31
17-005             1.02                       $11,049      0.75     $3,910   0.27

------------- ---------------- --------- ------------- --------- ---------- ------
19-000             0.85                        $9,281      0.63     $3,285   0.22
                   22.20                     $241,302     16.39    $85,404   5.80
------------- ---------------- --------- ------------- --------- ---------- ------
23-005             0.89                        $9,652      0.66     $3,416   0.23
                   23.08                     $250,954     17.05    $88,820   6.03
------------- ---------------- --------- ------------- --------- ---------- ------
24-200             0.23                        $2,510      0.17       $888   0.06

------------- ---------------- --------- ------------- --------- ---------- ------
                   23.21                     $253,463     17.22    $89,708   6.09
------------- ================ ========= ============= ========= ========== ======
                   0.00          0.00              $0      0.00         $0   0.00
                   0.75          0.75          11,309      0.75         $0   0.00
                   1.50          1.50         $22,709      1.50         $0   0.00
------------- ================ ========= ============= ========= ========== ======
                   25.56                     $285,581     19.47    $89,708   6.09
------------- ================ ========= ============= ========= ========== ======

                            SCHEDULE 3 TO EXHIBIT "C"
                                  Page 4 of 4

                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------

                                EXHIBIT "D"

                                DEFINITIONS

1. BUILDING COMMON AREA shall mean the areas of the buildings that provide services to building tenants but which are not included in the OFFICE AREA of any specific tenant. These area may include, but shall not be limited to, main and auxiliary lobbies, atrium spaces, concierge areas or security desks, conference rooms, lounges or vending areas, food service facilities, health or fitness centers, daycare facilities, locker or shower facilities, mail rooms, fire control rooms, fully enclosed courtyards outside the exterior walls, and building core and service areas such as fully enclosed mechanical or equipment rooms. Specifically excluded from BUILDING COMMON AREA are FLOOR COMMON AREA, parking space, portions of loading docks outside the building line, and MAJOR VERTICAL PENETRATION.

2. FLOOR USABLE AREA shall mean the sum of USABLE AREAs of OFFICE AREAs and BUILDING COMMON AREAs of a floor. The amount of FLOOR USABLE AREA can vary over the life of a building as corridors expand and contract and as floors are remodeled.

3. FLOOR COMMON AREA shall mean the areas on a floor such as but shall not be limited to washrooms, janitorial closets, electrical rooms, telephone rooms, mechanical rooms, elevator lobbies, and public corridors which are available primarily for the use of tenants on that floor.

4. FLOOR R/U RATIO shall mean the conversion factor that, when applied to USABLE AREA, give the BASIC RENTABLE AREA of the OFFICE AREA or BUILDING COMMON AREA.

5. BASIC RENTABLE AREA of an OFFICE AREA or BUILDING COMMON AREA shall mean the USABLE AREA of that OFFICE AREA or BUILDING COMMON AREA and its share of the FLOOR COMMON AREA on that floor. BASIC RENTABLE AREA is determined by multiplying the USABLE AREA of that OFFICE AREA or BUILDING COMMON AREA by the FLOOR R/U RATIO. The total BASIC RENTABLE AREA of a tenant occupying more than one floor shall be the sum of its BASIC RENTABLE AREAs on each floor. The total of all BASIC RENTABLE AREAs on a floor shall equal the FLOOR RENTABLE AREA of that same floor.

6.   BUILDING RENTABLE AREA shall equal the sum of all the FLOOR RENTABLE AREAs.

7. BUILDING R/U RATIO shall mean the conversion factor that distributes the BUILDING COMMON AREA of a building.

8. RENTABLE AREA shall mean the USABLE AREA of an OFFICE AREA with its associated share of FLOOR COMMON AREAs and BUILDING COMMON AREAS. RENTABLE AREA is determined by multiplying the USABLE AREA of an OFFICE AREA by the R/U RATIO. The total of all RENTABLE AREAS equals the BUILDING RENTABLE AREA for the building.

9. R/U RATIO shall mean the conversion factor that, when applied to USABLE AREA, gives the RENTABLE AREA of the OFFICE AREA.

10. FINISHED SURFACE shall mean a wall, ceiling or floor surface, including glass, as prepared for tenant use, excluding the thickness of any special surfacing materials such as paneling, furring strips and/or carpet.

11. DOMINANT PORTION shall mean the portion of the inside FINISHED SURFACE of the permanent center building wall which is 50% or more of the vertical floor-to-ceiling dimension, at the given point being measured as one moves horizontally along the wall. DOMINANT PORTION itself is a vertical measurement between FINISHED SURFACEs (or a series of vertical measurements), with the number of measurements needed based upon the conditions found along the wall. If, for instance, a window system is 4'-6' (1.372 meters) high and the floor to ceiling dimension is 9'-0" (2.743 meters), the DOMINANT PORTION is the inside surface of the glass

                                       EXHIBIT "D"
                                       Page 1 of 2

                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------
                                                                      9/30/97
for the full width of the window system. If, however, the window system is 4'-5" (1.346 meters), the DOMINANT PORTION is the inside surface of the wall.
 In designs of alternating window systems and wall sections, the DOMINANT PORTION will move in and out as often as conditions dictate. If no FINISHED SURFACE of the permanent outer building wall is 50% or more of the vertical floor-to-ceiling dimension, or if the permanent outer building wall is not vertical, the DOMINANT PORTION shall be the inside finished surface of the wall where it intersects the finished floor.

12. GROSS MEASURED AREA shall mean the total constructed area of a building. It is generally not used for leasing purposes.

13. GROSS MEASURED AREA shall mean the total area of a building enclosed by the DOMINANT PORTION, excluding parking areas and loading docks (or portions of same) outside the building line. It is generally not used for leasing purposes and is calculated on a floor by floor basis.

14. MAJOR VERTICAL PENETRATION shall mean stairs, elevator shafts, flues, pipe shafts, vertical ducts, and the like, and their enclosing walls. Not included, however, are vertical penetrations built for the private use of a tenant occupying OFFICE AREA on more than one floor. Structural columns, openings for vertical electric cable or telephone distribution, and openings for plumbing lines are not considered to be MAJOR VERTICAL PENETRATION.

15. FLOOR RENTABLE AREA shall mean the result of subtracting from the GROSS MEASURED AREA of a floor the MAJOR VERTICAL PENETRATION on the same floor. It is generally fixed for the life of the building and is rarely affected by changes in corridor size or configuration.

16. USABLE AREA shall mean the measured area of an OFFICE AREA or BUILDING COMMON AREA on a floor. The total of all the USABLE AREA for a floor shall equal FLOOR USABLE AREA of that same floor.

17. OFFICE AREA shall mean the area where a tenant normally houses personnel and/or furniture, for which a measurement is to be computed.

                                       EXHIBIT "D"
                                       Page 2 of 2

                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------
                                                                      9/30/97

                                    EXHIBIT "E"

                              TENANT ACCEPTANCE LETTER


[DATE]

[TENANT'S NAME]
[ADDRESS]


Re:  [ADDRESS AND SPACE LEASED]

Dear [TENANT'S NAME]:

Please sign below to confirm that you accept the Premises as Substantially Complete but for punchlist items described in Section 4.5 of Exhibit C to that certain Lease Agreement dated ________________________, by and between ________________________, and ________________________, [AS AMENDED BY
_____________,] and that the Commencement Date is _________________ and the expiration date is ______________.

                              Sincerely,

                              ___________________________________

                              By:________________________________


Acknowledged and Agreed:

Tenant:______________________________   Date:____________________

By:__________________________________
Name:________________________________
Title:_______________________________


                                       EXHIBIT "E"

                                               Landlord Initials:    EC    JN
                                                                  -------------
                                                Tenant Initials:       RR
                                                                  -------------
                                                                      9/30/97